As filed with the Securities and Exchange Commission on October 29, 2015
File Nos.
002-99112
811-04356

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 42	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 42	[X]

Franklin California Tax-Free Trust
(Exact Name of Registrant as Specified in Charter)

One Franklin Parkway, San Mateo, California 94403-1906
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[X]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment to the registration statement on Form N-1A (the “Amendment”) relates only to the prospectus and statement of additional information describing a new series Franklin California Ultra-Short Tax-Free Income Fund of the Registrant and does not otherwise delete, amend, or supersede any other information relating to any other series of the Registrant. As stated on the Facing Page, this Amendment updates the registration statement of the above-referenced series under the Securities and Exchange Act of 1933, and the Investment Company of 1940.

SUPPLEMENT DATED [January___], 2016

TO THE PROSPECTUS

DATED [January___], 2016

OF

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

(a series of Franklin California Tax-Free Trust)

            The Franklin California Ultra-Short Tax-Free Income Fund is a newly organized fund that has been created for purposes of acquiring the assets and liabilities of the Franklin California Tax-Exempt Money Fund.  It is anticipated that at a shareholder meeting to be held on February 26, 2016, the shareholders of the Franklin California Tax-Exempt Money Fund will be asked to approve a proposed plan of reorganization (the “Plan”) whereby the assets and liabilities of the Franklin California Tax-Exempt Money Fund will be acquired by the Franklin California Ultra-Short Tax-Free Income Fund in exchange for Class A1 shares of the California Ultra-Short Tax-Free Income Fund.

            If the reorganization is approved by the Franklin California Tax-Exempt Money Fund’s shareholders, for purposes of the reorganization, the Franklin California Tax-Exempt Money Fund will be considered the accounting survivor of the reorganization, and accordingly, certain performance information, financial highlights and other information relating to the Franklin California Tax-Exempt Money Fund have been included in the attached prospectus and presented as if the reorganization has been consummated.  However, as of the date of this prospectus, the reorganization has not yet been approved by shareholders and has not occurred.  The Franklin California Ultra-Short Tax-Free Income Fund will commence operations on the date that the reorganization is effected in accordance with the Plan which is anticipated to be in March 2016.

Please keep this supplement for future reference

Prospectus January _[__], 2016

Franklin California
Tax-Free Trust

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus  is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

	Class A1	Advisor Class
Franklin California Ultra-Short Tax-Free Income Fund	Pending	Pending

Contents

Fund Summary Information about the Fund you should know before investing
Franklin California Ultra-Short Tax-Free Income Fund………………..1

Fund Details More information on investment policies, practices and risks/financial highlights
Franklin California Ultra-Short Tax-Free Income Fund………………..6 Distributions and Taxes…………………………………………………...13

Your Account Information about sales charges, qualified investors, account transactions and services

Choosing a Share Class…………………………………………………….15
Buying Shares………………………………………………………………..16
Investor Services ……………………………………………………...……..17
Selling Shares…………………………………………………….…………..19
Exchanging Shares…………………………………………………………..21
Account Policies…………………………………………….…………….…..22
Questions…………………………………………………….………………..27

For More Information Where to learn more about the Fund
Back Cover

Fund Summary

Franklin California Ultra-Short Tax-Free Income Fund

Investment Goal

To provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders’ capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund..

Shareholder Fees (fees paid directly from your investment)

	Class A1*	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A1*	Advisor Class
Management fees	0.49%	0.49%
Other expenses[1]	0.04%	0.04%
Total annual Fund operating expenses	0.53%	0.53%
Fee waiver and/or expense reimbursement[2]	-0.16%	-0.16%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.37%	0.37%

1. Other expenses are based on estimated amounts for the current fiscal year.

2.  Management has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each Class of the Fund do not exceed (and could be less than) 0.37%, until October 312017.  Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

* Class A1 shares will be offered only to shareholders of  the Franklin California Tax-Exempt Money Fund (the “Predecessor Fund”) in connection with the reorganization of the Predecessor Fund into the Franklin California Ultra-Short Tax-Free Income Fund and additional shares will only be available for purchase by certain shareholders who received Class A1 shares in connection with the reorganization and continue to remain shareholders of the Fund.  Class A1 shares will not be available to new investors.  For more information, see “Choosing a Share Class” below.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A1	$[___]	$[___]	$[___]	$[___]
Advisor Class	$[___]	$[___]	$[___]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.  [Prior to the commencement of operations of the Fund, the Predecessor Fund, a money market fund, was not required to disclose its portfolio turnover.]

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes.  Under normal market conditions, the Fund invests at least 65% of its total assets in California municipal securities.  The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico.  Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its total assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. Some of the Fund’s portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities.

The Fund maintains a dollar-weighted average portfolio maturity of one year or less and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services or comparable unrated or short-term rated securities.

The Fund may invest in insured municipal securities, which are covered by insurance policies that guarantee the timely payment of principal and interest.  The insurance premium costs, however, are typically reflected in a lower yield and/or higher price for the insured bond.  It is important to note that insurance does not guarantee the market value of an insured security, or the Fund’s share price or distributions, and shares of the Fund are not insured.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments and typically uses a buy and hold strategy.  This means it generally holds securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal.  The investment manager also may consider the cost of insurance when selecting securities for the Fund.

Principal Risks

You could lose money by investing in the Fund.  Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate  When interest rates rise, debt security prices generally fall.  The opposite is also generally true: debt security prices rise when interest rates fall.  Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities and durations are more sensitive to these interest rate changes.

California and U.S. Territories  Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund’s investments and its performance.  These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California.  As with California municipal securities, such events in any of the U.S. territories in which the Fund invests, which can include Puerto Rico, may effect the Fund’s investments and its performance.

Focus  The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation.  A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Credit  An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part.  Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance.  The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Bond Insurers  Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Downgrades and withdrawal of ratings from municipal bond insurers have substantially limited the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities.

Tax-Exempt Securities  While the Fund endeavors to purchase only bona fide tax-exempt securities (i.e., a security issued as paying tax-exempt interest income), there are risks that:  (a) a tax-exempt security may be reclassified by the Internal Revenue Service, or a state tax authority, as paying taxable interest income instead, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free.  Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of the security, and therefore the value of the Fund’s shares, to decline.

Income  Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Prepayment  Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

Market  The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably.  A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer.  This is a basic risk associated with all securities.  When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Management  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The returns presented below for the Fund reflect the performance of the Predecessor Fund.  The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets and liabilities of the Predecessor Fund (the “Reorganization”).  Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.   As a money market fund, the Predecessor Fund was managed in accordance with the portfolio quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the “Money Market Fund Rule”) and tried to maintain a stable $1.00 share price.  The Fund will not be managed in accordance with the Money Market Fund Rule and, as a result, future performance will vary from the performance disclosed below.

The following bar chart and table provide some indication of the risks of investing in the Fund and its Predecessor Fund.  The bar chart shows changes in the year to year performance for shares of the Predecessor Fund.  The table shows the Predecessor Fund's average annual returns for 1 year, 5 years and 10 years.  The Predecessor Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Annual Total Returns

Best Quarter:	Q3'07	0.78%
Worst Quarter:	Q4'13	0.00%
[As of September 30, 2015, the Fund's year-to-date return was 0.00%.]

Average Annual Total Returns

For the periods ended December 31, 2015

	1 Year	5 Years	10 Years
Predecessor Fund	0.00%	0.00%	[____%]

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Christopher Sperry, CFA   Vice President of Advisers and portfolio manager of the Fund since inception (January __, 2016).

John Bonelli   Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since inception (January __, 2016).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301.  Class A1 is only available for purchase by former shareholders of the Predecessor Fund who (i) received Class A1 shares in connection with its Reorganization into the Fund, (ii) continue to remain shareholders of the Fund and, (iii) are either (a) clients of discretionary investment allocation programs where such programs had investments in the Predecessor Fund immediately prior to the Reorganization, or (b) employer sponsored retirement plans or benefit plans and their participants where the Predecessor Fund was available to participants immediately prior to the Reorganization.  Advisor Class is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under “Your Account — Choosing a Share Class — Qualified Investors — Advisor Class” in the Fund’s prospectus.

Taxes

The Fund’s distributions are primarily exempt from regular federal and state income tax for residents of California.  A portion of these distributions, however, may be subject to the federal alternative minimum tax.  The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Details

Franklin California Ultra-Short Tax-Free Income Fund

Investment Goal

The Fund’s investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders’ capital.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes.  Under normal market conditions, the Fund invests at least 65% of its total assets in California municipal securities.  The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico.  Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its total assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.  Some of the Fund’s portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, such as Puerto Rico, Guam and the U.S. Virgin Islands, to borrow money for various public and private projects.  Municipal securities generally pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

The Fund maintains a dollar-weighted average portfolio maturity of one year or less and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services or comparable unrated or short-term rated securities.

The Fund may invest in insured municipal securities, which are covered by insurance policies that guarantee the timely payment of principal and interest.  The Fund generally purchases bonds that have insurance in place so it does not pay insurance premiums directly.  The premium costs, however, are reflected in a lower yield and/or higher price for the insured bond.  When the Fund believes that it could be beneficial, the Fund may purchase insurance for an uninsured bond directly from a qualified municipal bond insurer, in which case the Fund pays the insurance premium directly to the insurance company.  It is important to note that insurance does not guarantee the market value of an insured security, or the Fund’s share price or distributions, and shares of the Fund are not insured.

The Fund also may invest in municipal lease obligations. Municipal lease obligations generally are issued to support a government’s infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities.  In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations.

The Fund may also invest in municipal securities that are issued on a when-issued or delayed delivery basis.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments and typically uses a buy and hold strategy.  This means it generally holds securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal.

Temporary Investments

When the investment manager believes market or economic conditions are unusual or unfavorable for investors, the investment manager may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, such as variable rate demand notes.  Temporary defensive investments generally may include securities that pay taxable interest.  The investment manager may also invest in these types of securities or hold cash when securities meeting the Fund’s investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds.  Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates.  There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates.  Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall.  A rise in interest rates also has the potential to cause investors to rapidly move out of fixed-income securities, which may increase redemptions in the Fund.  A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities.  Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes.  The longer the Fund’s average weighted portfolio maturity or average weighted portfolio duration, the greater the impact a change in interest rates will have on its share price.

California and U.S. Territories

Investment in the Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.  Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund’s investments and its performance.  These events may include economic or political policy changes, man-made or natural disasters, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California’s municipal issuers.  A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations. In addition, any downgrade to the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by California.

After years of job losses and an increasing unemployment rate beginning in 2008, the state is now showing year-over-year job gains, although growth is still sluggish.  As of May 2015, the preliminary year-over-year increase in non-farm employment was 465,700 jobs, or 3.0%.  The preliminary unemployment rate has improved to 6.4% as of May 2015 as compared to 7.6% a year earlier. Personal income taxes, the state’s largest and one of its most volatile revenue sources, often improves as employment improves.  The state is seeing higher collections due to job growth as well as passage of Proposition 30 in November 2012.

The California legislature will consider and is expected to approve a fiscal year 2015-2016 budget by July 1, 2015, the start of the next fiscal year.  The state projects that economic growth will continue to improve the fiscal year 2016 general fund revenue collections by approximately $4.0 billion or 3.5% above fiscal year 2015.  Personal income taxes are projected to increase $2.3 billion or 3.1% and sales and use taxes are projected to increase $1.6 billion or 6.6%.  If realized, this growth should allow the state to transfer approximately $1.9 billion to its Budget Stabilization Fund.  The governor projects that by the end of fiscal year 2016, the state will have reserves of nearly $4.6 billion.  Expenditures are expected to increase modestly with the largest growth areas including health and human services and education.  The budget was passed by the legislature and signed by the governor on June 24, 2015.

While the passage of Proposition 30, along with economic gains, have improved the state’s fiscal year 2014 results and 2015 budget outlook, the state still faces large challenges in the future, including increasing pension costs, an unemployment insurance fund debt to the federal government, increasing debt service, and a backlog of payments due to schools, among others, challenges in the future, including increasing pension costs, an unemployment insurance fund debt to the federal government, increasing debt service, and a backlog of payments due to schools, among others.

As with California municipal securities, events in any of the U.S. territories, such as Puerto Rico, Guam and the U.S. Virgin Islands, where the Fund is invested may also affect the Fund’s investments and its performance.

Puerto Rico and its municipal issuers have continued to experience significant financial difficulties, which have created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, and reduced access to financial markets.  Credit rating firms have repeatedly downgraded Puerto Rico’s general obligation debt, along with the ratings of certain related Puerto Rico issuers, further below investment grade.  Although recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt should they become insolvent has been ruled unconstitutional, Puerto Rico has petitioned the U.S. Supreme Court to review this ruling, and Puerto Rico continues to seek the expansion of Chapter 9 bankruptcy eligibility to Puerto Rico.  The governor of Puerto Rico has publicly called for a restructuring of Puerto Rico debt obligations and certain other Puerto Rico issuers continue to negotiate with creditors for a financial restructuring.  In addition, a Puerto Rico agency recently failed to make a full scheduled debt payment.  A restructuring of some or all of the commonwealth’s debt, or a further decline in market prices of Puerto Rico debt obligations, may affect the Fund’s investments and its performance.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice.  The information provided is based on data as of September 1, 2015, from historically reliable sources, but the investment manager has not independently verified it.  This information could change quickly and without notice and is generally only updated annually.

Focus

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation.  A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due.  Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ values.  The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

The Fund’s portfolio securities may be supported by credit enhancements provided by an insurance company, bank, or other foreign or domestic entity.  For example, some municipal securities are insured by a policy that guarantees the timely payment of principal and interest.  Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts containing high quality securities, including securities backed by the full faith and credit of the U.S. government, to secure the payment of principal and interest.  Securities supported by credit enhancements have the credit risk of the entity providing the credit support.  To the extent the Fund holds these securities, a change in the credit rating of the entity providing credit support may affect the value of the securities it supports, the Fund’s share price and Fund performance.  The Fund might also be adversely impacted by the inability of an entity providing credit support to meet its obligations.

Bond Insurers

Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies.  Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers.  In such cases the insurance may be providing little or no enhancement of credit or resale value to the municipal security and the security rating will reflect the higher of the insurer rating or the rating of the underlying security.

Additional downgrades of municipal bond insurers rated above BBB would substantially limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities meeting the Fund’s investment guidelines.

Market conditions have weakened the municipal bond insurance industry leading state regulators from time to time to require municipal bond insurers to suspend claims payments on outstanding insurance in force.  Certain municipal bond insurers have withdrawn from the market.  These circumstances have led to a consolidation among municipal bond insurers which have led to a decrease in the supply of insured municipal securities and a concentration of the insurance company credit risk on the securities in the Fund’s portfolio amongst fewer municipal bond insurers.  Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Tax-Exempt Securities

While the Fund endeavors to purchase only bona fide tax-exempt securities (i.e., a security issued as paying tax-exempt interest income), there are risks that:  (a) a tax-exempt security may be reclassified by the Internal Revenue Service, or a state tax authority, as paying taxable interest income instead, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free.  Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability.  In addition, such reclassifications or actions could cause the value of the security, and therefore the value of the Fund’s shares, to decline.

Income

Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.  The Fund’s income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

Inflation

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund.  Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Prepayment

Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity.  When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund’s income, yield and its distributions to shareholders.  Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility.  Prepayment risk is greater in periods of falling interest rates.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities or other investments may decline in value due to factors affecting individual issuers, securities markets generally or sectors within the securities markets.  The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally.  The value may also go up or down due to factors that affect an individual issuer or a particular sector.  During a general downturn in the securities markets, multiple asset classes may decline in value.  When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

When-Issued and Delayed Delivery Transactions

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date beyond the normal settlement date.  Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Municipal Lease Obligations

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments.  If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

Unrated Debt Securities

Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes.  Less public information is typically available about unrated securities or issuers.

Illiquid Securities

Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them.  Securities that are illiquid involve greater risk than securities with more liquid markets.  Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices.  Illiquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Management

The Fund is actively managed and could experience losses if the investment manager’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect.  There can be no guarantee that these techniques or the investment manager’s investment decisions will produce the desired results.  Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund’s Statement of Additional Information (SAI).

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is also available in the Fund’s SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund’s investment manager.  Together, Advisers and its affiliates manage, as of July 31, 2015, over $854 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in California municipal securities.  The portfolio managers of the team are as follows:

Christopher Sperry, CFA   Vice President of Advisers

Mr. Sperry has been an analyst or portfolio manager of the Fund since inception.  He joined Franklin Templeton Investments in 1996.

John Bonelli   Portfolio Manager and Research Analyst of Advisers

Mr. Bonelli has been an analyst or portfolio manager of the Fund since inception.  He joined Franklin Templeton Investments in 2010.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  They have equal authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements.  The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund’s assets, including investment advisory services and Fund administration services.  The fee is equal to an annual rate of:

• 0.625% of the value of net assets up to and including $100 million;

• 0.500% of the value of net assets over $100 million and not over $250 million;

• 0.450% of the value of net assets over $250 million and not over $7.5 billion;

• 0.440% of the value of net assets over $7.5 billion and not over $10 billion;

• 0.430% of the value of net assets over $10 billion and not over $12.5 billion;

• 0.420% of the value of net assets over $12.5 billion and not over $15 billion;

• 0.400% of the value of net assets over $15 billion and not over $17.5 billion;

• 0.380% of the value of net assets over $17.5 billion and not over $20 billion; and

• 0.360% of the value of net assets in excess of $20 billion.

Advisers had agreed to waive or assume as its own certain expenses otherwise payable by the Fund so that expenses (i.e., a combination of investment management fees and other expenses, but excluding acquired fund fees and expenses; and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund did not exceed 0.37% until October 312017.  In addition, Advisers has also agreed to voluntarily waive its investment management fees to the extent necessary to allow the Fund to pay a monthly dividend at an annualized distribution rate of 0.25%.  Advisers may end this arrangement at any time upon notice to the Fund’s Board.

Prior to the Reorganization of the Predecessor Fund into the Fund, the Predecessor Fund for the fiscal year ended June 30, 2015, paid less than 0.01% (after voluntary fee waivers) of its average net assets to the investment manager for its services.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund will be available in the Fund's initial annual or semiannual report to shareholders.

Financial Highlights

The Financial Highlights information presented for the Fund is the financial history of the Predecessor Fund, which has been reorganized into the Fund.  Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.  The Financial Highlights present the Predecessor Fund's financial performance for the past five years.  Certain information reflects financial results for a single Predecessor Fund share.  The total returns represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund assuming reinvestment of dividends and capital gains.  This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, are included in the annual report, which is available upon request.

As a money market fund, the Predecessor Fund was managed in accordance with the portfolio quality, maturity, liquidity and diversification requirements of the Money Market Fund Rule and tried to maintain a stable $1.00 share price.  The Fund will not be managed in accordance with the Money Market Fund Rule and, as a result, future performance will vary from the performance disclosed below.

Class A			Year Ended June 30,
	2015	2014	2013	2012	2011
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	—	—	—	—	—
Net realized and unrealized gains (losses)	—	—	(-—)[a]	—	—
Total from investment operations	—	—	(-—)[a]	—	—
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total return[b]	—%	—%	—%	—%	—%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.53%	0.53%	0.53%	0.54%	0.54%
Expenses net of waiver and payments by affiliates	0.04%	0.05%	0.12%	0.12%	0.23%
Net investment income	—%	—%	—%	—%	—%

Supplemental data
Net assets, end of year (000’s)	$ 666,254	$ 769,835	$ 628,480	$ 564,477	$ 563,474

a. Amount rounds to less than $0.001 per share.

b. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Distributions and Taxes

The information is provided with respect to the Fund.

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.

The Fund intends to declare income dividends each day that its net asset value (NAV) is calculated and pay them monthly.  Capital gains, if any, may be paid at least annually.  The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.  Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

Annual statements.  After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year.  If the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information.  Distributions declared in December to shareholders of record in such month and paid in January are treated as if they were paid in December.  Additional tax information about the Fund’s distributions is available at franklintempleton.com.

Avoid “buying a dividend.”  At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed taxable income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in the Fund just before it declares a distribution of taxable income or capital gains in sometimes known as “buying a dividend.”

Tax Considerations

The Fund’s distributions are primarily exempt from regular federal and state income tax for residents of California.  A portion of these distributions, however, may be subject to the federal alternative minimum tax.  The Fund may also make distributions that are taxable to you as ordinary income or capital gains.  This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

  Exempt-interest dividends.  Most Fund distributions will consist of exempt-interest dividends that are exempt from regular federal and California state personal income tax.  A portion of these distributions from private activity bond interest may be subject to the federal alternative minimum tax (AMT).  Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.  Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans or other tax-exempt investors.
  Capital gains.  Fund distributions of capital gains are generally subject to federal and state income tax. Fund distributions of short-term capital gains are subject to tax at ordinary rates.  For federal income tax purposes, Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares.  For individuals in the 10% and 15% tax brackets, the long-term capital gains tax rate is 0%.  For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers).  An additional 3.8% Medicare tax may also be imposed as discussed below.
  Taxable income dividends.  The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt.  Distributions from this income, if any, are generally subject to federal and state income tax at ordinary rates.  The Fund expects that none of its distributions will be qualified dividends subject to reduced rates of tax to individuals.  A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Reclassification risk.  The IRS has announced that holders of tax-exempt securities (i.e., a security issued as paying tax-exempt interest income) such as the Fund have certain risks if the securities were issued in connection with abusive transactions, refinancing irregularities, or the misuse of proceeds from the security offering.  While the Fund endeavors to purchase only bona fide tax-exempt securities there are risks that:  (a) a tax-exempt security may be reclassified by the IRS, or a state tax authority, as paying taxable interest income instead, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free.  These events may create taxable income for the Fund and its shareholders and the Fund may be required to send to you and file with the IRS and state tax authorities information returns for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends.  On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.  In addition, such reclassifications or actions could cause the value of the security, and therefore the value of the Fund’s shares, to decline.

Sales of Fund shares.  When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally recognize a taxable capital gain or loss for federal and state income tax purposes.  If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of federal income taxation on long-term capital gains.  An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Cost basis reporting.  The Fund is required to report to you and the IRS annually the gross proceeds and cost basis of Fund shares you sell or redeem.  The Fund will compute the cost basis using the average cost method, the Fund’s “default method,” unless you contact the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange.  If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method.  In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.  Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns.  Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Medicare tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  Net investment income does not include exempt-interest dividends.  Any liability for this additional Medicare tax is reported on, and paid with, your federal income tax return.

Backup withholding.  A shareholder may be subject to backup withholding on any distributions of income (including exempt-interest dividends), and capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien).  The backup withholding rate is currently 28%. State backup withholding may also apply.

Non-U.S. investors.  Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares.  They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits.  Exemptions from U.S. withholding tax are provided for exempt interest dividends and capital gain dividends paid by the Fund from long-term capital gains, if any.  The exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired for taxable years of the Fund that begin on or after January 1, 2015.  It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect.  However, notwithstanding such exemptions from U.S. withholding tax at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements.  Payments to a shareholder that is either a foreign financial institution (FFI) or a non-financial foreign entity (NFFE) within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on the following payments or distributions made by the Fund:  (a) income dividends (other than exempt interest dividends), (b) after December 31, 2016, certain capital gain distributions and return-of-capital distributions, and (c) after December 31, 2019, the gross proceeds from the redemption or exchange of Fund shares.  FATCA withholding tax generally can be avoided by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and by an NFFE, if it certifies that it has no substantial U.S. persons as owners or if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS.  The Fund may be required to report the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Other tax information.  This discussion of “Distributions and Taxes” is for general information only and is not tax advice.  You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund.  Additional information about the tax consequences of investing in the Fund may be found in the SAI.

Your Account

Choosing a Share Class

Class A1

Class A1 shares of the Fund were issued to shareholders of the Predecessor Fund in connection with the Predecessor Fund’s Reorganization into the Fund.  Class A1 shares are available for purchase only by those shareholders of the Predecessor Fund who received Class A1 shares in connection with the Reorganization, (ii) continue to remain shareholder of the Fund and, (iii) and are either (a) clients of discretionary investment allocation programs where such programs had investments in the Predecessor Fund immediately prior to the Reorganization, or (b) employer sponsored retirement plans or benefit plans and their participants where the Predecessor Fund was available to participants immediately prior to the Reorganization.  Class A1 shareholders will be able to reinvest dividends and capital gains in Class A1 so long as they maintain a continuous investment in the Fund.

Qualified Investors - Advisor Class

The following investors or investments qualify to buy Advisor Class shares of the Fund:

  Advisory Fee Programs.  Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment advisor, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares.  No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund. Minimum initial investment:  $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies. Minimum initial investment: $1,000 ($50 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:  (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Plans with aggregate plan assets of $1 million or more invested directly with Franklin Templeton Investments funds.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.
  Unaffiliated U.S. registered mutual funds, including those that operate as “fund of funds.”
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.
  Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a self-directed investment brokerage account that may charge a transaction fee to customers: $100,000 minimum initial investment.

Buying Shares

The Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction.  The shares offered by this prospectus may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof.  Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents.  Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA), and may not be directly or indirectly offered or distributed in any such country.  If an investor becomes a Canadian, EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Account Application

If you are opening a new account, please complete and sign the enclosed account application.  To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see “Investor Services”). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application.  We will keep your bank information on file for future purchases and redemptions.  We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

Buying Shares

	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative
By Phone/Online (800) 632-2301 franklintempleton.com Note: certain account types are not available for online account access.

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new identically registered account by phone.  At this time, a new account may not be opened online.

To make a same day investment in the Fund, your phone order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file.  If we do not have this information, you will need to send written instructions with your bank’s name and address and a voided check or savings account deposit slip.  If there is a difference between the Fund account owner(s) and the bank account owner(s), your written request must be signed by all Fund and bank account owners, and each individual must have his or her signature guaranteed.  If the Fund account is registered to FTIOS as custodian/trustee for a retirement plan or education savings account, or as a custodial account for a minor (UGMA/UTMA) and there is at least one common owner on the Fund account and the bank account, signature guarantees are not required.

To make a same day investment in the Fund, your phone or online order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Mail	Make your check payable to the Fund. Instruments drawn on other mutual funds may not be accepted. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund.  Include your account number on the check.

Fill out the deposit slip from your account statement.  If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

By Wire (800) 632-2301 or (650) 312-2000 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services.  Please include the wire control number or your new account number on the application.

To make a same day wire investment in the Fund, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment in the Fund, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Exchange franklintempleton.com	Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)	Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day,
7 days a week, at franklintempleton.com

Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares.  To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services.  If you are opening a new account, please include your minimum initial investment with your application.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund.  This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301

Advisor Services	(800) 524-4040

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or another Franklin Templeton fund.  You also can have your distributions deposited in a bank account or mailed by check.  Deposits to a bank account may be made by electronic fund transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including:  buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans, automatic investment plans and ordering money fund checks).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com.  You will be asked to accept the terms of an online agreement(s) and establish a password for online services.  If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents.  This will allow you to receive electronic delivery (through our website) of most Franklin Templeton funds’ prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail.  Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests.  We will request passwords or other information, and also may record calls.  To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them.  Contact us immediately if you believe someone has obtained unauthorized access to your account or password.  For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption.  Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity.  Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions.  You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note:  We discourage you from including confidential or sensitive information in any Internet communication to us.  If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality (such as the possibility that your personal information may be stolen or sold to others by third-parties).

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account.  Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you are currently eligible for the $500,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds’ transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities.  Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

Selling Shares

You can sell your shares at any time.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter.  Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when:  we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®.  Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud.  You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form.  We are not able to receive or pay out cash in the form of currency.

Contingent Deferred Sales Charge (CDSC)

Most Franklin Templeton funds impose a 1% or 0.75% CDSC on certain investments of Class A shares sold within 18 months of purchase.  While the Fund does not have a CDSC , it will impose one if you sell shares exchanged into the Fund from another Franklin Templeton fund and those shares would have been assessed a CDSC in the other fund.  Please keep in mind that the time the shares are held in the Fund does not count towards the CDSC holding period.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.  If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services.  Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell.  Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online

(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less and you do not hold share certificates, you can sell your shares by phone or online.  The amount may be higher for members of Franklin Templeton VIP Services®.  Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address.  Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee.  Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone or online.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account.  See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file.  If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip.  If there is a difference between the Fund account owner(s) and the bank account owner(s), you must provide written instructions signed by all Fund and bank account owners, and each individual must have his or her signature guaranteed.  If the Fund account is registered to FTIOS as custodian/trustee for a retirement plan or education savings account, or as a custodial account for a minor (UGMA/UTMA) and there is at least one common owner on the Fund account and the bank account, signature guarantees are not required.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all fund account owners, with a signature guarantee for each fund account owner.

If we receive your request in proper form by 1:00 p.m. Pacific time for the Fund proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions.  You also may place an exchange order online.  See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

Exchanging Shares

Exchange Privilege

Class A1

You can exchange your Class A1 shares for Class A shares of other Franklin Templeton funds.  If you exchange shares from a the Fund and those shares were not charged a sales charge previously, however, a sales charge may apply.  Please check the prospectus of the fund into which you are exchanging.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds.  You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund’s Advisor Class shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an entire account balance).  Exchanges also generally have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.  If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale.  Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.  If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply.  The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading.  Consult with your financial intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.  The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive at least 60 days’ notice of any material changes, unless otherwise provided by law.

Other funds’ exchange privileges.  If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction.  Other Franklin Templeton funds may have different exchange restrictions.  Check each fund’s prospectus for details.

Frequent Trading Policy

The Fund’s board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund.  For example, this type of trading activity could interfere with the efficient management of the Fund’s portfolio or materially increase the Fund’s transaction costs, administrative costs or taxes.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy.  If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, “Buying and Selling Shares - Investment by asset allocators and large shareholders” in the SAI).  The transfer agent may also reject any purchase or redemption request, whether or not it represents part of any ongoing trading pattern, if the Fund’s investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio.  In determining what actions should be taken, the Fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders.  If the Fund is a “fund of funds,” the Fund’s transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the underlying funds in which the Fund invests.

Frequent trading through financial intermediaries.  You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”).  The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund.  If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers.  Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer.  There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.  While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund’s Frequent Trading Policy.

Account Policies

Calculating Share Price

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio.  The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at 1 p.m. Pacific time which normally coincides with the close of trading on the New York Stock Exchange (NYSE).  The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  If the NYSE has a scheduled early close or unscheduled early close, the Fund’s share price would still be determined as of 1 p.m. Pacific time/4 p.m. Eastern time.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date.  The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security.  If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices.  The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices.  If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE.  The value of these securities used in computing the NAV is determined as of such times.  Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV.  The Fund relies on third-party pricing vendors to provide evaluated prices that reflect current fair market value at the close of the NYSE.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities).  Some methods for valuing these securities may include:  fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation - Municipal Securities - Matrix Pricing (Fair Valuation)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange.  The Fund’s pricing services use valuation models or matrix pricing to determine current value.  In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date.  Matrix pricing is considered a form of fair value pricing.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount.  If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record.  You will not be charged a CDSC if your account is closed for this reason.  This policy does not apply to:  (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and (7) Coverdell Education Savings Plan accounts.

Redemptions in Kind

If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Fund’s net assets, if less), the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund.  You should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter.  You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs.

You also will receive the Fund’s financial reports every six months as well as an annual updated prospectus.  To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus.  This process, called “householding,” will continue indefinitely unless you instruct us otherwise.

If you prefer not to have these documents householded, please call us at (800) 632-2301.  At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see “Investor Services - Telephone/Online Privileges”).

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors.  We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as “joint tenants with rights of survivorship” (shown as “Jt Ten” on your account statement).  To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account.  If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner.  This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a pre-established bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise; and
  Purchase Fund shares by debiting a pre-established bank account that may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners.  This decision will apply to any other fund into which you may exchange your jointly owned Fund shares.  Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  The Fund may modify, suspend, or terminate telephone/online privileges at any time.
  When you buy shares, it does not create a checking or other bank account relationship the Fund or with any bank.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days’ notice or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the investment manager determines it is in the best interest of the Fund, consistent with applicable law.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation

Other dealer and financial intermediary compensation.  Distributors may make payments (a portion of which may be reimbursable under the terms of the Fund’s Rule 12b-1 distribution plans) to certain dealers who have sold shares of Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will generally not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that dealer, on an annual basis.  For a dealer exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to marketing support payments up to 0.06% of such assets, on an annual basis.  Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation.  Distributors makes these payments in connection with the qualifying dealers’ efforts to educate financial advisors about Franklin Templeton funds.  Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund’s Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans.  In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying dealer or financial intermediary’s sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the dealer or financial intermediary’s relationship with Distributors.  Distributors will, on an annual basis, determine the advisability of continuing these payments.  These payments may be in addition to any shareholder servicing fees paid by the Fund’s transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sales of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions.  Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus.  You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-715.  You also can call us at one of the following numbers.  For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number	Hours (Pacific time, Monday through Friday)
Shareholder Services	(800) 632-2301	5:30 a.m. to 5:00 p.m.
Fund Information	(800) DIAL BEN (800) 342-5236	5:30 a.m. to 5:00 p.m.
Retirement Services	(800) 527-2020	5:30 a.m. to 5:00 p.m.
Advisor Services	(800) 524-4040	5:30 a.m. to 5:00 p.m.
Hearing Impaired Assistance	For hearing impaired assistance, please contact us via a Relay Service.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020	(around-the-clock access)

For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report of the Predecessor Fund or the SAI, please contact your investment representative or call us at the number below.  You also can view the current annual/semiannual report of the Predecessor Fund and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC’s Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at the following email address:  publicinfo@sec.gov.

One Franklin Parkway San Mateo, CA 94403-1906 (800) DIAL BEN®/342-5236 franklintempleton.com	For hearing impaired assistance, please contact us via a Relay Service.
Investment Company Act file #811-04356
© 2015 Franklin Templeton Investments. All rights reserved.
2241	CAT P 11/15

SUPPLEMENT DATED [January___], 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED [January___], 2016

OF

FRANKLIN CALIFORNIA ULTRA-SHORT TAX-FREE INCOME FUND

(a series of Franklin California Tax-Free Trust)

            The Franklin California Ultra-Short Tax-Free Income Fund is a newly organized fund that has been created for purposes of acquiring the assets and liabilities of the Franklin California Tax-Exempt Money Fund.  It is anticipated that at a shareholder meeting to be held on February 26, 2016, the shareholders of the Franklin California Tax-Exempt Money Fund will be asked to approve a proposed plan of reorganization (the “Plan”) whereby the assets and liabilities of the Franklin California Tax-Exempt Money Fund will be acquired by the Franklin California Ultra-Short Tax-Free Income Fund in exchange for Class A1 shares of the California Ultra-Short Tax-Free Income Fund.

            If the reorganization is approved by the Franklin California Tax-Exempt Money Fund’s shareholders, for purposes of the reorganization, the Franklin California Tax-Exempt Money Fund will be considered the accounting survivor of the reorganization, and accordingly, certain financial and other information relating to the Franklin California Tax-Exempt Money Fund have been included in the attached statement of additional information and presented as if the reorganization has been consummated.  However, as of the date of this statement of additional information, the reorganization has not yet been approved by shareholders and has not occurred.  The Franklin California Ultra-Short Tax-Free Income Fund will commence operation on the date that the reorganization is effected in accordance with the Plan which is anticipated to be in March 2016.

Please keep this supplement for future reference

The information in this Statement of Additional information

is not complete and may be changed. We may not sell

these securities until the registration statement filed with the Securities and Exchange Commission is effective. This

Statement of Additional Information is not an offer to sell

these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not

permitted.

Statement of Additional Information January [__], 2016

Franklin California Tax-Free Trust

Class
	A1	Advisor
Franklin California Ultra-Short Tax-Free Income Fund	Pending	Pending

This Statement of Additional Information (SAI) is not a prospectus.  It contains information in addition to the information in Franklin California Ultra-Short Tax-Free Income Fund (the "Fund") prospectus.  The Fund's prospectus, dated January [__], 2016, which we may amend from time to time, contains basic information you should know before investing in the Fund.  You should read this SAI together with the Fund's prospectus.

The Fund is newly organized and has been created for the purposes of acquiring the assets and liabilities of the Franklin California Tax-Exempt Money Fund (the “Predecessor Fund”).  The audited financial statements and Report of Independent Registered Public Accounting Firm in the Predecessor Fund’s Annual Report to shareholders, for the fiscal year ended June 30, 2015, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or the Predecessor Fund’s annual report, contact your investment representative or call (800) DIAL BEN/342-5236.

CONTENTS
Goals, Strategies and Risks……………….1
State and U.S. Territory Risks….….….…14
Officers and Trustees………….…………23
Fair Valuation and Liquidity…….……….32
Management and Other Services……....…32
Portfolio Transactions…………………….37
Distributions and Taxes………….………..37
Organization, Voting Rights and Principal       Holders………………………….………….47
Buying and Selling Shares…………………47
The Underwriter………………………..…..53
Performance…………………………….…..53
Miscellaneous Information…………..……..57
Description of Ratings…………………..….59
State Tax Treatment…………………….…..62

Mutual funds, annuities, and other investment products:

•               are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

•               are not deposits or obligations of, or guaranteed or endorsed by, any bank; and

•               are subject to investment risks, including the possible loss of principal.

P.O. Box 997151
Sacramento, CA 95899-7151(800) DIAL BEN®/342-5236

CAT SAI 11/15

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI.  Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment.  In most cases, the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund's policies or restrictions.  If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein or unless otherwise noted herein.

Incidental to the Fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment the Fund owns, the Fund may receive equity securities (including convertible securities, warrants and rights), real estate or other investments that the Fund normally would not, or could not, buy.  If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies.  A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.  A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act) on the Fund with respect to (1) borrowing and senior securities, see "Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing"; and (2) lending, see "Glossary of Investments, Techniques, Strategies and Their Risks - Corporate Loans, Assignments and Participations" below.

Fundamental Investment Policies

The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

Under normal market conditions, the Fund invests at least 80% of its assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes.  The Fund applies this test to its total assets.

The Fund may not:

1.  Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.  This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Additional Strategies

The Fund may:

  invest up to 15% of its net assets in illiquid securities; and
  invest in municipal securities issued by U.S. territories, including Puerto Rico, Guam and the U.S. Virgin Islands.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment.  They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations.  The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody's Investors Service (Moody's) and Standard & Poor's Financial Services (S&P®), as well as securities that are unrated.

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases.  In this way, you participate in any change in the value of the investments owned by the Fund.  In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movement in the investment markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund.  Other types of municipal securities or strategies, not specifically described below, may become available or attractive that are similar to those described below and in which the Fund also may invest, if consistent with its investment goal and policies.

Municipal securities – general description  Municipal securities are issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as by the District of Columbia.  These municipal securities generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.  In addition, U.S. territories such as Puerto Rico, Guam, the Mariana Islands or the U.S. Virgin Islands also issue qualifying municipal securities that generally pay interest free from federal income tax and from state personal income taxes. Generally for all municipal securities, the issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.  Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local government, specific projects or public facilities.  Municipal securities generally are classified as general or revenue obligations.

The value of the municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities.  In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund's investments.  These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

There could be a limited market for certain municipal securities, and the Fund could face illiquidity risks. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations for their publicly-traded securities.  The absence or inaccuracy of such information may impact the investment manager’s evaluation of credit and valuation risk.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds.  Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds.  Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment goals.

General obligation bonds.  Issuers of general obligation bonds include states, counties, cities, towns and regional districts.  The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads.  The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds.  The full faith, credit and taxing power of the issuer do not secure revenue bonds.  Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source.  Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals.  The principal security behind these bonds may vary.  For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments.  Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.  As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund.  Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.

Anticipation notes     Anticipation notes are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

Bond anticipation notes     are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

Revenue anticipation notes  are issued in expectation of the receipt of revenue sources, other than tax receipts, such as anticipated revenues from a source such as turnpike tolls.

Tax anticipation notes  are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes.  They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

Borrowing  The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks.  The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise.  In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted "senior securities," the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made.  A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets.  Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below.  Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis.  Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets.  If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments.  In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied.  In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Callable securities  Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity.  In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities.  Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer.  There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security.  Call protection provides the investor holding the security with assurance that the security will not be called before a specified date.  As a result, securities with call protection generally cost more than similar securities without call protection.  Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security's interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium.  Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments.  Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Commercial paper  Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.  The Fund may invest in taxable commercial paper only for temporary defensive purposes.

Convertible zero-coupon and step coupon bonds  Convertible zero-coupon securities have no coupon until a predetermined date, at which time they convert to a specified coupon security.  Zero-coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

Defaulted debt securities  If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value.  Defaulted securities tend to lose much of their value before they default.  Thus, the Fund's net asset value may be adversely affected before an issuer defaults.  The Fund will incur additional expenses if it tries to recover principal or interest payments on a defaulted security.  Defaulted debt securities often are illiquid.

The Fund is not required to sell a debt security that has defaulted if the investment manager believes it is advantageous to continue holding the security.

Illiquid securities  Generally, an "illiquid security" is any security that cannot be disposed of within seven days at approximately the amount at which the Fund has valued the instrument.  Illiquid securities generally include securities for which no market exists or which are legally restricted as to their transfer.

The risk to the Fund in holding illiquid securities is that they may be more difficult to sell if the Fund wants to dispose of the security in response to adverse developments or in order to raise money for redemptions or other investment opportunities.  Illiquid trading conditions may also make it more difficult for the Fund to realize a security's fair value.

Insurance  The Fund may invest in insured municipal securities.  Normally, the underlying rating of an insured security is one of the top three ratings of Moody's or S&P.  An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

When the Fund enters into a contract to purchase an insured municipal security it will generally do so only if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place.  The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of the Fund's shares, or (iii) the Fund's distributions.

Types of insurance.  There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued.  A secondary insurance policy may be purchased by the Fund after a security is issued.  With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.  However, in response to market conditions rating agencies have lowered their ratings on some municipal bond insurers below BBB or withdrawn ratings. In such cases the insurance is providing little or no enhancement of credit or resale value to the municipal security and the security's rating will reflect the higher of the insurer rating or the underlying rating of the security.

The Fund may buy a secondary insurance policy at any time, if the investment manager believes the insurance would be in the best interest of the Fund.  Times when the Fund may buy a secondary insurance policy include when, in the investment manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance.  The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default.  The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

The Fund also may buy a portfolio insurance policy.  Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund.  If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security.  As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense.  The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month.  If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due.  The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

Qualified municipal bond insurers.  Insurance policies may be issued by a qualified municipal bond insurer.  The bond insurance industry is a regulated industry.  Any bond insurer must be licensed in each state in order to write financial guarantees in that jurisdiction.  Regulations vary from state to state.  Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets.  Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base.  Neither the Fund nor the investment manager makes any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy.  After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund's rights with respect to the security, including the right to payment.  The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

State regulators have from time to time required municipal bond insurers to suspend claims payments on outstanding insurance in force.  Certain municipal bond insurers have withdrawn from the market.  These circumstances have led to a decrease in the supply of insured municipal securities and a consolidation among municipal bond insurers concentrating the insurance company credit risk on securities in the Fund's portfolio amongst fewer municipal bond insurers.  Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by the insurer and on the municipal markets as a whole.

Mandatory tender (mandatory put) municipal securities  Mandatory tender (mandatory put) municipal securities may be sold with a requirement that a holder of a security surrender the security to the issuer or its agent for cash at a date prior to the stated maturity.  On the predetermined tender date, the holder receives principal and accrued interest.

Maturity  Municipal securities are issued with a specific maturity date--the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to interest rate changes, although they may provide higher yields.

Mello-Roos bonds are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community.  They may not be rated and are not considered obligations of the municipality.

Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community.  The timely payment of principal and interest on the bonds depends on the property owner's continuing ability to pay the real estate taxes.  Various factors could negatively affect this ability, including a decline in the economy or in the real estate market of California.

Municipal lease obligations  Municipal lease obligations generally are issued to support a government's infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities.  In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations.  Municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments.  If the money is not appropriated, the issuer or the lessee typically can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may also gain exposure to municipal lease obligations through certificates of participation, which represent a proportionate interest in the payments under a specified lease or leases.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits.  When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities.  If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations.  If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the credit quality of municipal securities in which it may invest.

Refunded bonds  The issuer of a refunded bond (also known as pre-refunded or escrow-secured bonds) "pre-refunds" the bond by setting aside in advance all or a portion of the amount to be paid to the bondholders when the bond is called.  Generally, an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, including direct obligations of the U.S. government, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the refunded bonds.  Because refunded bonds still bear the same interest rate as when they were originally issued and are of very high credit quality, their market value may increase.  However, as the refunded bond approaches its call or ultimate maturity date, the bond's market value will tend to fall to its call or par price.

Repurchase agreements  Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank, broker-dealer or other counterparty and then to sell the securities back to such counterparty on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates.  Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain un-invested.  The counterparty must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty.  The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses.  The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.  Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains.  The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral.  In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund's investment restriction on illiquid securities.

Stripped securities  Stripped securities are debt securities that have been transformed from a principal amount with periodic interest coupons into a series of zero coupon bonds, each with a different maturity date corresponding to one of the payment dates for interest coupon payments or the redemption date for the principal amount.  Stripped securities are subject to all the risks applicable to zero coupon bonds as well as certain additional risks.

Like zero coupon bonds, stripped securities do not provide for periodic payments of interest prior to maturity.  Rather they are offered at a discount from their face amount that will be paid at maturity.  This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.

Tax-exempt commercial paper  Tax-exempt commercial paper typically represents an unsecured short-term obligation (270 days or less) issued by a municipality.

Tax-exempt or qualified private activity and industrial development revenue bonds  Tax-exempt industrial development revenue and other similar bonds are part of a category of securities sometimes known as tax-exempt or qualified private activity bonds.  These bonds are typically issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking.  The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.  As a result, these bonds may involve a greater degree of corporate credit risk than other municipal securities.

Temporary investments  When the investment manager believes market or economic conditions are unusual or unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, variable rate demand notes, and other money market equivalents.  To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates.  Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the states and territories where the Fund invests.  Temporary defensive investments can and do experience default.  The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government.  The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands.  The investment manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.  When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Unrated debt securities  Not all debt securities or their issuers are rated by rating agencies, sometimes due to the size of or manner of the securities offering, the decision by one or more rating agencies not to rate certain securities or issuers as a matter of policy, or the unwillingness or inability of the issuer to provide the prerequisite information and fees to the rating agencies.  Some debt securities markets may have a disproportionately large number of unrated issuers.

In evaluating unrated securities, the investment manager may consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.  Although unrated debt securities may be considered to be of investment grade quality, issuers typically pay a higher interest rate on unrated than on investment grade rated debt securities.  Less information is typically available to the market on unrated securities and obligors, which may increase the potential for credit and valuation risk.

U.S. government securities  U.S. government securities include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government.  These include U.S. Treasury obligations and securities issued by the Government National Mortgage Association (GNMA).  A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations.  These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise.  These include securities issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC).  In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government.  Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future.  The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis.  Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund.  Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable or floating rate securities  The Fund may invest in variable or floating rate securities, including variable rate demand notes, municipal inflation protected securities, index-based floating rate securities, and auction rate securities, which have interest rates that change either at specific intervals from daily up to semiannually, or whenever a benchmark rate changes.  The interest rate adjustments are designed to help stabilize the security's price or maintain a fixed spread to a predetermined benchmark.  While this feature may protect against a decline in the security's market price when interest rates or benchmark rates rise, it lowers the Fund's income when interest rates or benchmark rates fall.  Of course, the Fund's income from its variable and floating rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional.  The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice.  The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.  The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by the Fund and the securities' market value.  The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates.  It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security.

The income earned by the Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate.  Thus the Fund's income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.

When-issued transactions  Municipal securities may be offered on a "when-issued" basis.  When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date.  During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value.  The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis.  The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable.  When the Fund is the buyer, it will segregate liquid assets as set forth in "Segregation of assets" under "Borrowing."  If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.  When-issued transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund.  The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

Zero coupon and deferred interest securities     The Fund may invest in zero-coupon and deferred interest securities.  Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (the “cash payment date”).  Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance.  The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.  The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

For accounting and federal tax purposes, holders of bonds issued at a discount, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date.  That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments.  Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of the general risks associated with the Fund's investments in municipal securities.

Credit quality     All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal.  Independent rating agencies, such as Moody's and S&P, often rate municipal securities based on their analysis of the issuer's credit quality.  Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities.  Securities in the top four long term ratings categories (or comparable short-term rated or unrated securities) are "investment grade," although securities in the fourth highest rating category may have some speculative features.  These ratings are described at the end of this SAI under "Description of Ratings."  Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating agencies apply to the purchase or sale of investment grade debt securities.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality.  For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest.  Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain high quality securities, including securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

Any limitations on the credit quality of the securities the Fund may buy generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the investment manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds.  Securities that depend on the credit of the U.S. government are regarded as having the same or equivalent rating as U.S. government securities.

Credit  Debt securities are subject to the risk of an issuer's (or other party's) failure or inability to meet its obligations under the security.  Multiple parties may have obligations under a debt security.  An issuer or borrower may fail to pay principal and interest when due.  A guarantor, insurer or credit support provider may fail to provide the agreed upon protection.  A counterparty to a transaction may fail to perform its side of the bargain.  An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service.  Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations.  The credit risk associated with a debt security could increase to the extent that the Fund's ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations.  The market value of a debt security is also affected by the market's perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the investment manager or the rating agencies.  Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors' interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party's ability to meet obligations is speculative.  Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance.  The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Debt securities ratings     The investment manager performs its own independent investment analysis of securities being considered for the Fund's portfolio.  The investment manager also considers the ratings assigned by various investment services and independent rating agencies, such as Moody's and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities.  Generally, a lower rating indicates higher credit risk.  Higher yields are ordinarily available from debt securities in the lower rating categories.  These ratings are described at the end of this SAI under "Description of Ratings."

Using credit ratings to evaluate debt securities can involve certain risks.  For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal.  Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances.  Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations.  A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation.  Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated.  Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency's prospects for future business.  While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension     The market value of some debt securities may be adversely affected when bond calls or prepayments on underlying assets are less or slower than anticipated.  This risk is extension risk.  Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets.  As a consequence, the security's effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument.  Extension risk generally increases as interest rates rise.  This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises.  When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced.  This risk is greater for fixed-rate than variable-rate debt securities.

Focus     The greater the Fund’s exposure to any single type of investment – including investment in a given sector, region, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Because the Fund predominantly invests in the municipal securities of California, its performance is closely tied to the ability of issuers of municipal securities in California to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

Income  The Fund is subject to income risk, which is the risk that the Fund's income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.  The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates.  The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings.  If the income is reduced, distributions by the Fund to shareholders may be less.  Fluctuations in income paid to the Fund are generally greater for variable rate debt securities.  The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities.  The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation  The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund.  Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Inside information  The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss.  This may adversely affect the Fund's flexibility with respect to buying or selling securities.

Interest rate  The market value of debt securities generally varies in response to changes in prevailing interest rates.  Interest rate changes can be sudden and unpredictable.  In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand.  During periods of declining interest rates, the market value of debt securities generally increases.  Conversely, during periods of rising interest rates, the market value of debt securities generally declines.  This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive.  In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities.  The longer the Fund's average weighted portfolio maturity or duration, the greater the impact a change in interest rates will have on its share price.  Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Liquidity  Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment.  If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities.  To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer's securities were more widely held.  The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint.  Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses.  Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices.

Management  The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager selects investments for the Fund based in part on information and data that the issuers of such securities file with various government agencies or make directly available to the investment manager or that the investment manager obtains from other sources.  The investment manager is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not readily available.  It is also possible that information on which the investment manager relies could be wrong or misleading.  Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.  Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market  The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single security issuer.  These general market conditions include real or perceived adverse economic or regulatory conditions, changes in interest or currency exchange rates or adverse investor sentiment generally.  Market values may also decline due to factors which affect a particular industry or sector, or a particular segment, such as municipal or government securities.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.  When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Portfolio turnover  Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold.  High portfolio turnover rates generally increase transaction costs, which are Fund expenses.  Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account.  Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year).  For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.  The portfolio turnover rates for the Fund are disclosed in the sections entitled "Portfolio Turnover" and "Financial Highlights" of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager.  The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships.  High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued.  The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions.  Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Prepayment  Debt securities, especially bonds that are subject to "calls," are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity.  Amounts invested in a debt security that has been "called" or "prepaid" will be returned to an investor holding that security before expected by the investor.  In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate.  Prepayment risk is especially prevalent in periods of declining interest rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early.  If interest rates decline enough, the debt security's issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

State and U.S. Territory Risks

In addition to the risk factors discussed in the prospectus, the following risks should be considered.

California  Since the Fund mainly invests in California municipal securities, its performance is closely tied to the ability of issuers of California municipal securities to continue to make principal and interest payments on their securities.  The issuers' ability to do this is in turn dependent on economic, political and other conditions within California.  Below is a discussion of certain conditions that may affect California municipal issuers.  It is not a complete analysis of every material fact that may affect the ability of issuers of California municipal securities to meet their debt obligations or the economic or political conditions within California and is subject to change.  The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it.  In addition, the disclosure below reflects only the information available to the Fund as of October 1, 2014.  The information and risks set forth below could change quickly and without notice due to new or different information becoming available, market or economic changes or other unforeseen events, among other things.  The Fund generally only updates the information annually and therefore the disclosure may not reflect any new or different information that becomes available.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending.  Many factors can affect a state's revenues including the rate of population growth, man-made or natural disasters, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses.  A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Fund.  Please read this information together with the section “Principal Risks” in the prospectus.

Economy:

California lost over one million jobs in 2008-2009.  Since the recovery began in February 2010, the state has gained 1.9 million jobs.  As of May 2015, the preliminary year-over-year increase in non-farm employment was 465,700 jobs, or 3.0%.  The preliminary unemployment rate has improved to 6.4% as of May 2015 as compared to 7.6% one year earlier.

Home building permits are showing year-over-year gains.  Sales of existing single-family homes are rebounding and inventories are low.  Preliminary residential permits increased about 4% for 2014 after growth of 42.6% in 2013.  Total permits are down 59% since the peak in 2004.

The state's diverse employment, as represented by its largest job sectors, is as follows: services (professional, business, education, health, and other services) at 34.5% of employment (based on preliminary December 2014 figures); trade, transportation, and utilities at 18.4%; government at 15.4%; leisure and hospitality at 11.4% and manufacturing at 8.0%.  California's per capita personal income has consistently been above that of the nation as a whole and was 108.2% of the U.S. rate in 2013.

Financial:

The state has posted multiple years of deficits as it coped with dramatic declines in revenues combined with spending pressures.  By the end of fiscal year 2012, the state had accumulated a negative general fund balance of -$23.1 billion.  In 2012, voters approved Proposition 30 which would temporarily increase personal income tax rates on high income earners and increase the state portion of the sales tax.  As a result of the tax increases and overall economic growth, the state posted an $8.5 billion surplus improving the accumulated fund balance to a deficit of $14.3 billion for fiscal year 2013 and for fiscal year 2014 the state posted a surplus of $7.6 billion improving the accumulated deficit to $7.4 billion.

The governor recently released the May Revision.  The legislature will consider and is expected to approve a fiscal year 2015-2016 budget by July 1, 2015, the start of the next fiscal year.  The state projects that economic growth will continue to improve fiscal year 2016 general fund revenue collections approximately $4.0 billion or 3.5% above fiscal year 2015.  Personal income taxes are projected to increase $2.3 billion or 3.1% and sales and use taxes are expected to increase $1.6 billion or 6.6%.  If realized, this growth should allow the state to transfer approximately $1.9 billion to its Budget Stabilization Fund.  The governor projects that by the end of fiscal year 2016, the state will have reserves of nearly $4.6 billion.  Expenditures are expected to increase modestly with the largest growth areas including health and human services and education.  The governor has also announced a nearly $2 billion program to deal with the impact of the drought.  The budget was passed by the legislature and signed by the governor on June 24, 2015.

While the passage of Proposition 30 along with economic gains have improved the state’s fiscal year 2015 results and 2016 budget outlook, the state still faces large challenges in the future, including increasing pension costs, an unemployment insurance fund debt to the Federal government and increasing debt service, among others.

California's debt levels have grown in recent years as the state has been upgrading its infrastructure and financing new facilities driven in part by its large population growth.  By 2013, the state's net tax-supported debt per capita was $2,465, above the $1,054 median for all states, and it ranked 9th nationally.  Due to the state’s fiscal problems, California reduced the amount of debt issued in fiscal year 2011 through fiscal year 2013 to reduce interest costs.  Total outstanding general obligation debt was $77.7 billion as of May 1, 2015.

California offers its employees pension and retiree health care benefits.  The state’s two primary pension funds have experienced significant investment losses in recent years and the funds report large unfunded future liabilities as of fiscal year 2013.  California Public Employees’ Retiree System (CalPERS) data showed an unfunded liability of $36.4 billion on an actuarial value of assets basis and $49.9 billion on a market value of assets basis.  The California State Teachers’ Retirement System (CalSTRS) reported a preliminary fiscal year 2014 unfunded accrued liability of $72.7 billion on an actuarial value of assets basis and $61.8 billion on a market value of assets basis.  The state also has an actuarial accrued liability related to retirees’ post-employment healthcare benefits which is $71.8 billion as of fiscal year 2014.  The state estimates that general fund contributions to CalPERS will be $5 billion in fiscal year 2016 (including CSU) and contributions to CalSTRS will be $1.9 billion.  For retirees’ post-employment health care benefits, the general fund cost is budgeted at $1.6 billion.  The contribution level can vary from year to year.  In June 2014, the governor signed a bill creating a comprehensive funding solution intended to eliminate the CalSTRS unfunded liability by 2046, which will require increased contributions from the state among others.  The legislature and governor approved a comprehensive pension reform package affecting state and local government known as the Public Employees’ Pension Reform Act of 2013.  This legislation implements lower defined-benefit formulas with higher retirement ages for employees hired on or after January 1, 2013 and includes provisions which increase current employee contributions.  As it has done in the past, the CalPERs Board can revise amortization and smoothing policies and adopted changes to mortality and other assumptions which could increase or decrease annual funding requirements in future years.

As of July 1, 2015, the state was rated Aa3, stable by Moody’s; A+, stable by S&P; and A+, stable by Fitch.

U.S. Territories  Since the Fund may invest in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments may affect the Fund's performance.  Economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits and other financial difficulties in any of the U.S. territories in which the Fund invests may affect the ability of municipal issuers in such territories to make principal and interest payments and may affect the Fund's investments and its performance.

Guam.  According to Guam's 2010 Census, the island of Guam has an estimated population of 159,358 as of April 2010.  Its economy is largely driven by tourism and U.S. military activity.  The government of Guam also receives significant support from the U.S. Treasury.  Japan accounts for a substantial amount of Guam's tourism (62% of visitors in fiscal year 2014), which makes the island's economy very sensitive to fluctuations in the Japanese economy.  Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism.  Guam started seeing improvement in tourism in 2010 with year-over-year growth of 11% by December 2010.  Tourism declined in March 2011 after the Japanese earthquake and tsunami, but by the end of the fiscal year 2012, it increased nearly 11% and increased another 5.3% in fiscal year 2013.  However, overall growth slowed in fiscal year 2014 to 0.3% (1.34 million visitors) driven by a 9.5% decline in visitors from Japan.  Hotel occupancy taxes increased 16.5% in 2012 and 6.9% in 2013, based on the most recently available calendar year data.

Guam has historically experienced significant employment volatility.  Total employment was 61,220 in December 2009, 62,600 in December 2010, 60,820 in December 2011 and 61,890 in December 2012.  Preliminary 2013 numbers show small growth to 61,910 and further growth to 62,480 is estimated through September 2014.  The sectors showing preliminary reductions on a year-over-year basis include construction; finance, insurance and real estate; and local government.  Although construction showed a decline, it is still at its second highest employment level in the past seven years.  Guam’s unemployment rate has improved to an estimated 7.4% as of March 2014 from 13.3% the year prior, according to the most recent available data.

The U.S. military presence in Guam has always been a positive contributor to the economy as its strategic location close to Asia is important to the overall military strategy of the U.S.  The U.S. has been considering the redeployment of 8,000 Marines from Okinawa, Japan to Guam and elsewhere in the Pacific.  However, estimates of relocation have been revised downward to 4,700.

Guam's overall financial condition has deteriorated due to a number of misfortunes, mismanagement and economic weakness.  Natural disasters, the economic crisis in Japan, and the events of 9/11 have all contributed to Guam's financial hardship.  Guam's fiscal year 2010 results were worse than projected with an operating deficit of about $9.0 million and an overall deficit of nearly $71 million.  For fiscal year 2011, its accumulated deficit increased slightly to $345 million from $336 million in fiscal year 2010.  It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds.  The government issued debt in 2007, 2011 and again in 2012 in order to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available.  In fiscal year 2012, the general fund posted an operating deficit of $56.6 million.  But after the issuance of the previously mentioned debt, the government finished fiscal year 2012 with an overall $333.3 million surplus.  The debt issuance essentially turned its short term deficit into a long-term liability.  For fiscal year 2013, the government posted another deficit; however, it was significantly less reliant on borrowing to finance the deficit, which we view as a step in the right direction.  Despite revenues reaching a new high in FY14, Guam had a large operating deficit of $149.9 million.  Operating revenues increased 6.0% to 647.6M, but expenditure growth outpaced this with a 22.8% increase to $797.5 million.  According to management expenditures were $68.2 million higher than appropriated in the budget.  The variance between actual expenditures and budgeted amounts resulted from an additional $13.7 million appropriation to Guam Memorial Hospital, increased public safety and law enforcement costs of $8.6 million, higher debt service of $14.6 million and additional funding of $13.9 million for the Medicaid PACA Local Match.  The large deficit resulted in the general fund’s ending fund balance to decline from $2.3 million to a negative $59.6 million, or a negative 7.5% of expenditures.

As July 24, 2015 Guam's general obligation debt was rated BB- with a stable outlook by S&P.

Mariana Islands.  The Mariana Islands became a U.S. territory in 1975.  At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate the economy.  As a result, the islands were able to build a large garment industry which at one time encompassed 40% of the economy, and its rapid growth from 1980-1995 helped put the Commonwealth of the Northern Mariana Islands (CNMI) at the top of the list of economic growth worldwide.  Critical to this growth was duty-free access to U.S. markets and local authority over immigration and minimum wage.  However, in 2005 when the World Trade Organization (WTO) eliminated quotas on apparel imports from other textile producing countries, the CNMI lost its main competitive advantage.  In 2007, the CNMI's immigration and minimum wage laws were federalized.  The CNMI must now follow all U.S. immigration and minimum wage laws.  The minimum wage has been increasing by $0.50 each year until it reaches the current U.S. minimum wage, which is expected to occur in 2015.  This increase has raised the production costs to a level that renders the garment industry uncompetitive.  Under current immigration laws, all non-U.S. born residents were required to leave the CNMI by 2012 unless they qualified for a working visa.  As a result of these changes, the garment industry has rapidly declined, affecting the economic and financial stability of the commonwealth.

Real GDP for the Commonwealth of the Northern Mariana Islands (CNMI) increased 4.4% in 2013, reflecting increases in consumer spending and exports of services.  Consumer spending was the largest contributor to growth in 2013, increasing 12.3% year over year.  The increase was primarily driven by durable goods, such as an increase in purchases of motor vehicles.  Another driver of the Commonwealth’s economy is tourism.  Tourism continued to positively impact the economy in 2013, after exhibiting double-digit growth in 2012.  Exports of services, which is primarily impacted by tourist spending, increased 8.8% in 2013 after increasing 17.2% in 2012.  Despite the recent improvement in GDP, the commonwealth’s economy is still well below its pre-recessionary levels.  Real GDP in 2013 was 29.3% below its 2007 level.

The commonwealth has been running a deficit position since 1994.  At the end of fiscal year 2013, the CNMI had a deficit net position of $217.1 million, which is a decrease of approximately 4.2% from the prior year period.  As of September 30, 2013, the General Fund had an unassigned fund deficit of $79.0 million, which is an increase of approximately 1.0% from the prior year deficit of $78.3 million.  The CNMI has historically spent more than it has collected in revenue, which has resulted in its currently weak financial position.  As a result, the CNMI has foregone funding its retirement to meet cash obligations, which has left the commonwealth’s pension fund grossly underfunded.  The CNMI does not include financial statements of the Pension Trust fund or notes to the commonwealth’s financial statements for the Pension Trust fund, which is not in compliance with accounting principles generally accepted in the United States.  The population of all the islands combined was 53,883 according to the 2010 Census which represents a 22.2% decline from the 2000 Census population of 69,221.

The population of all the islands combined was 53,883 according to the 2010 Census which represents a 22.2% decline from the 2000 Census population of 69,221.

Moody’s last rated the commonwealth general obligation bonds at B2; however, the rating agency withdrew the credit from review in September 2013 due to lack of disclosure.  Standard & Poor’s does not rate the commonwealth.

Puerto Rico.  The Commonwealth of Puerto Rico is the fourth largest island in the Caribbean.  Puerto Rico, along with its related issuers, is among the largest and most widely held issuers of municipal bonds, due in part to its bonds exemption from federal, local and state taxes in all U.S. states.  However, certain municipal issuers in Puerto Rico have continued to experience significant financial difficulties.  Credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service have downgraded their respective ratings of Puerto Rico’s general obligation debt further below investment grade, along with the ratings of certain related Puerto Rico issuers.  On July 1, 2015, Moody’s downgraded Puerto Rico’s general obligation rating to Caa3, following a June 2015 Standard and Poor’s downgrade to CCC- with a negative outlook, and a June 2015 downgrade by Fitch Ratings to CC.  Additionally, several of the other agencies have maintained a negative outlook on certain Puerto Rico issuers.  Although the Fund has not been required to sell securities that have been downgraded to below investment grade, it is prohibited from making further purchases of any securities not rated investment grade by at least one U.S. nationally recognized rating service.

Continuing downgrades have created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal securities.  Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect the Fund’s investments and its performance.

In June 2014, Governor Padilla signed into law the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (Act), citing a "fiscal emergency" relating to certain of its public corporations.  According to the governor, the Act was meant to provide a legal framework that can be used by certain Puerto Rico public corporations, including Puerto Rico Electric Power Authority (PREPA), to seek protection from creditors and to reorganize and restructure their debt should they become insolvent.  Although Puerto Rico is a U.S. territory, neither Puerto Rico nor its subdivisions or agencies are currently eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt.  The Act, by its terms, does not apply to the commonwealth's general obligation debt, sales tax-backed bonds (COFINA) or the debt of other agencies that is implicitly or explicitly backed by the commonwealth.  Among other things, the Act would allow a minority of bondholders to bind the entire class of such holders and would allow investor collateral to be used for other purposes.  In the event that a public corporation becomes insolvent and takes advantage of the Act, holders of such public corporation's debt, such as the Fund, could lose certain of their rights as creditors of the public corporation.  Bondholders likely would not receive timely payment of all principal and interest due to them, and in some cases, may not receive any further payments of principal and interest.  In addition, the value of such debt would be impacted, which could affect the Fund's liquidity and performance.

In June 2014, certain Franklin Templeton municipal bond mutual funds, along with other unaffiliated funds, filed a complaint in the United States District Court for the District of Puerto Rico seeking a declaratory judgment that the Act is unconstitutional and not enforceable.  In February 2015, the District Court ruled in favor of the plaintiffs and ruled the Act to be unconstitutional.  Puerto Rico appealed the decision and on July 6, 2015, the First Circuit Court of Appeals upheld the lower court's ruling.  Puerto Rico has petitioned the U.S. Supreme Court to review this decision.

Other than the newly enacted Act, no statute expressly allows Puerto Rico to pursue a public bankruptcy or reorganization.  As an alternative to the Act, certain members of Congress and others are advocating for the passage of bills in the House of Representatives and the Senate, which would amend Chapter 9 of the U.S. Bankruptcy Code to permit Puerto Rico and its public corporations to file for bankruptcy.  It is uncertain whether either of these bills, or similar proposals that may be introduced in the future, will ultimately be passed into law and if so, what the specific provisions would be.  If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objectives.

Beginning in August 2014, PREPA, Puerto Rico’s main supplier of electricity, has participated in ongoing discussions with its creditors, including certain Franklin Templeton municipal bond mutual funds, about a framework to address PREPA’s financial and operational challenges.  As part of these discussions, bondholders constituting approximately 60% of PREPA's bondholders agreed not to commence legal proceedings or exercise certain rights relating to claims of default in order to permit the negotiation of a possible financial restructuring.  Although the expiration date of this forbearance agreement has been extended multiple times, it is uncertain whether or for how long this agreement will continue.  The results of these discussions could impact the value of debt issued by PREPA, which could affect the Fund's liquidity and performance.

On July 16, 2015, S&P further downgraded the rating of Puerto Rico’s Government Development Bank, after its president described an intention to do a debt exchange, possibly at levels less than par.  Additionally, the Puerto Rico Public Finance Corporation did not make a full debt service payment due on August 3, 2015.  These bonds required an appropriation by the legislature to pay debt service, and an appropriation to make this payment was not included in the fiscal year 2016 budget approved in June 2015.  It is unclear what effect this default may have on Puerto Rico bonds generally.

Puerto Rico's economy has traditionally tracked that of the U.S. mainland.  However, Puerto Rico entered its own recession in 2006 ahead of the mainland, and Puerto Rico has yet to recover.  The island's unemployment rate at fiscal year-end 2009 was 13.7% before growing to a high of 16.3% at fiscal year-end 2010.  It has dropped over the past few years to 12.8% at fiscal year-end 2014 and is estimated at 12.2% as of April 2015.  As of the April 2015 estimate, the Puerto Rico Planning Board projects that real GNP declined by 0.2% in fiscal year 2013 and 0.9% in fiscal year 2014.  Estimates for 2015 and 2016 have not been publicly released.  However, monthly data for 2015 indicates that actual results may show additional declines.  Other than slight growth of 0.5% in 2012, the economy contracted in every fiscal year between 2007 and 2014.

Total non-farm payroll employment (seasonally adjusted) has dropped a projected 0.4% on a year-over-year basis as of April 2015.  Non-farm payroll employment declined an estimated 2.7% in 2013 and declined an estimated 0.1% in 2014.  The largest employment sectors include services (38%), government (25%), trade (19%) and manufacturing (8%).  Tourism, which is included in the services number, is 8% of total employment.  While the manufacturing sector only makes up 8% of employment, it is the largest sector in terms of gross domestic product.  The manufacturing sector has undergone some major changes.  Pharmaceuticals, biotechnology and technology became growth areas in the 1990s, but this trend has reversed since then, with manufacturing employment declining 37% from fiscal years 2007 to 2013.

Tourism, an important component of the Puerto Rico economy, had improved through early 2008.  However, with the U.S. recession, tourism slowed down, having a negative effect on Puerto Rico’s economy and tax revenues.  Average fiscal year hotel occupancy rates previously peaked at 71.7% in 2007 before dropping to 66.2% in 2009.  Hotel occupancy has been slowly rebounding and was a projected 69.6% as of December 2014 and 81.6% as of February 2015.  Total hotel registrations dipped from 2007-2009, but increased 5.1% in fiscal year 2010, 5.6% in 2011, 9.1% in 2012, 0.3% in 2013 and 3.4% in 2014.  As of February 2015, the year-over-year growth was 8.9%.

According to United States Census Bureau, the population of Puerto Rico decreased by 2.2% from 2000 to 2010, and by a preliminary 3.0% from 2010 to 2013.  This loss is driven in large part by migration to the United States mainland.

The commonwealth has had deficit financial results for well over a decade.  The deficit operations resulted from incorrect revenue assumptions, underestimated spending levels, lack of financial management, poor collection rates and a weak economy, among other things.  The Fortuño Administration took over in January 2009, with the challenge of dealing with a projected $3.2 billion deficit for fiscal year 2009.  The governor announced and began implementing a multi-year Fiscal Stabilization and Economic Reconstruction Plan to comprehensively overhaul the government, both financially and organizationally.  The main components of the plan included job cuts, several temporary tax increases, increased tax enforcement, a reorganization of the government and a combination of the federal and a local stimulus plan.  This administration made improvements, but the commonwealth still had deficit operations and required the use of debt to meet annual spending needs.

In January 2013, the Padilla Administration took office.  In its first year in office, the administration increased and extended the excise tax which was being phased out, increased the sales tax base, increased several taxes and passed sweeping pension reform.  The fiscal year 2015 general fund budget is $9.565 billion which is approximately $528 million above unaudited fiscal year 2014 results.  For fiscal year 2015 through April 2015, gross general fund revenues were $250.6 million under budget and $38.4 million below the same period in fiscal year 2014.

The commonwealth’s liquidity position is very weak.  Because the government's weak credit quality has led to higher borrowing costs as well as market volatility, the government has chosen to use short-term private placements to manage the government’s liquidity.  Puerto Rico issued more than $3.5 billion of traditional long-term debt in March 2014 and another $1.2 billion of short-term direct loans and private placements in October 2014 to help manage liquidity.  Puerto Rico has announced its intention to issue up to $2.9 billion through the Puerto Rico Infrastructure Financing Authority to refinance a number of loans between the Government Development Bank and the Highways and Transportation Authority or issue Tax and Revenue Anticipation Notes.  The Puerto Rico Infrastructure Financing Authority bonds would be secured by a portion of the recently increased petroleum business tax, but the timing and details of either issuance are unclear at this time.  To help improve liquidity, Puerto Rico has approved legislation that would allow it to eliminate monthly set-asides for general obligation debt service if this bond deal does not occur.  Additional legislation would also allow Puerto Rico to borrow from certain public corporations instead of issuing public debt in the bond market.

In May, the legislature and governor agreed on a 4.5 percentage point increase to the sales and use tax beginning July 1, 2015.  This brings the overall rate to 11.5% with 10% payable to the commonwealth and 1.5% payable to the municipalities.  The sales and use tax would transition to a value added tax (VAT) by April 1, 2016.  Included in this legislation was implementation of a 4% business services tax.  These tax increases are expected to raise $1.2 billion.  This tax increase formed the basis of the governor’s proposed fiscal year 2015-2016 budget.  The $9.8 general fund budget includes $4.2 billion for operational expenses, $4 billion in special allocations and $1.5 billion for debt service.  In addition to the $1.2 billion from the recently adopted tax increase, the budget includes $674 million in spending cuts.

As of March 31, 2015, Puerto Rico’s total public sector debt topped $72 billion.  This figure includes not just general obligation debt but also debt secured by sales taxes as well as debt issued by Puerto Rico's public corporations and municipalities.  Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states for two primary reasons.  First, Puerto Rico generally centralizes the majority of its debt issuance at the territory level.  These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements.  And second, the commonwealth has relied on the capital markets for funding of current year expenses.  Puerto Rico’s government debt (direct government debt) has a first claim on available revenues under its Constitution.

According to the preliminary June 30, 2014 actuarial report, Puerto Rico continues to maintain a very large unfunded pension liability and its primary pension fund had an estimated funded ratio of below 1% (using GASB 67) and its teachers’ retirement fund had a funded ratio of 11.5% (using GASB 67).  It also had an estimated unfunded other post-employment benefits (OPEB) liability of $2.3 billion as of June 30, 2013.  The commonwealth issued pension obligation bonds in early 2008, secured by future employer contributions.  In March 2013, the governor and legislature approved sweeping pension reforms to Puerto Rico's general retirement system which should help mitigate the huge increases in annual funding required of the government when assets are depleted.  This reform should reduce potential additional annual funding requirements from as high as $700-900 million a year to closer to $200 million.  The pension reforms were challenged, but the Puerto Rico Supreme Court upheld their constitutionality in June 2013.  In late 2013, the governor and legislature approved reforms to the Teachers Retirement System which were quickly challenged.  In April 2014, the Puerto Rico Supreme Court ruled the reforms were unconstitutional and the governor has yet to comment on any alternative plans.  Despite this pension reform, the commonwealth still faces large pension requirements and a pension fund with an extremely large unfunded liability.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.  The U.S. House of Representatives has considered legislation that would allow the residents of Puerto Rico to vote on its political status.  If approved by Congress, Puerto Rico would first hold a referendum asking residents if they prefer Puerto Rico to be a self-governing commonwealth or to change the island's status.  If a majority were to vote for a different status, the island would then hold a second election to decide what status is desired.  One of these options would be statehood.  The president has recommended Congress appropriate money for Puerto Rico to hold a non-partisan election on the question of political status.  It is not clear what the timeline, outcome or repercussions could be of such a vote.

On June 29, 2015, the governor of Puerto Rico, citing a report commissioned by Puerto Rico and written by former World Bank and IMF officials, publicly described Puerto Rico’s debt as “unpayable” and called for a debt restructuring and the expansion of Chapter 9 bankruptcy eligibility to Puerto Rico.  Following the governor’s comments, Moody’s, Standard and Poor’s and Fitch Ratings all downgraded Puerto Rico’s general obligation debt further below investment grade, with S&P adding that the potential for a restructuring of some or all of the commonwealth's debt is a significant possibility over the next six months, and market prices of Puerto Rico debt obligations generally declined.

U.S. Virgin Islands.  The United States Virgin Islands (USVI) are an organized, unincorporated territory of the United States, located approximately 40 miles east of the Commonwealth of Puerto Rico.  The USVI are composed of the main islands of Saint Croix, Saint John and Saint Thomas, along with a series of smaller islands.  The total land area of the territory is 133.73 square miles.

USVI has experienced negative net migration over the last decade, with its total population declining 2.0% to roughly 106,000.  The local economy remains narrow, with tourism and related industries accounting for approximately 80% of annual economic activity.  Tourism indicators have begun to stabilize after a sharp decline during the height of the recession, although the recovery appears unsteady and further improvement will be directly linked to broader U.S. trends.  The number of cruise ship visitors rose by roughly 4.9% between January 2012 and December 2013, but air arrivals fell by 4.7% over the same period and hotel occupancy rates have remained relatively unchanged.  The closure of a major petroleum refinery resulted in the loss of roughly 2,000 jobs on the islands, sending unemployment to north of 13%.  Since then, the unemployment rate has shown steady improvement, but remains elevated at 12.1% as of June 2015.

The United States Virgin Islands has struggled to recover from the economic recession and the closure of the Hovensa petroleum refinery, previously the largest employer and tax payer on the islands, in 2012.  The government has introduced a number of cost cutting and revenue enhancement measures over the last few years to balance its budget, including staff reductions, salary cuts and an increase in the gross receipts tax (GRT), but the USVI continues to generate significant operating deficits.  In fiscal year 2012, the USVI generated an estimated $44.3 million deficit, net of external financing.  These deficits have been financed through external borrowing, resulting in deficit borrowing accounting for approximately 40% of all outstanding debt obligations.

During the fiscal year that ended September 30, 2013, the USVI estimates that general fund revenues, inclusive of $35.0 million in bond proceeds, totaled $741.2 million.  Expenditures are estimated to have totaled $717.1 million, resulting in a $24 million operating surplus.  The government had previously aimed to create a structurally balanced budget for the year, but efforts stalled due to the reinstatement of full salaries for public employees previously subject to an 8% salary reduction.  The USVI still managed to produce a surplus as a result of greater excise tax revenues, which were buoyed by production at a new rum facility owned by Diageo.  The USVI expects operations in fiscal year 2014 to produce a moderate $4.7 million surplus.  The budget includes $30 million in working capital proceeds from an upcoming debt sale and $25 million in unspecified appropriation cuts, which may be difficult to achieve.

USVI liabilities remain extremely high relative to other U.S. states.  Tax-supported debt approximated $2.1 billion as of June 2014, equivalent to approximately 80% of personal income.  In addition, persistent underfunding has led to a large unfunded pension liability of $1.6 billion.  The plan’s funded ratio stood at just 45.3% as of September 30, 2012.  The USVI also carries a roughly $1.12 billion liability related to other post-employment benefits, in addition to $195 million of negotiated but unpaid salary increases.

In October 2014, Hess Corporation and Petroleos de Venezuela SA, the joint owners of the Hovensa refinery, reached a tentative agreement to sell the plant to Atlantic Basin Refining, Inc.  The proposed deal was contingent on a number of factors, including obtaining financing within 20 months of purchasing the refinery and completing necessary upgrades to the facility.  In December 2014, however, the USVI senate voted down the agreement, prompting the Hovensa owners to file litigation against the USVI government seeking tax refund payments in excess of $200 million.  Prior to its closure, the Hovensa refinery had a direct revenue impact of approximately $47 million for the USVI government ($30 million in income taxes and $17 million in GRT revenue).  There is no timeline on how the litigation may proceed or whether an agreement with Atlantic Basin Refining, Inc. can still be met.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders.  Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.  Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics.  Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website.  In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar quarter.  Commentaries and other materials that may reference specific holdings information of the Fund as of the most recent calendar quarter end are also subject to the same 20-day lag requirement.  Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month.  Released portfolio holdings information can be viewed at franklintempleton.com.

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders.  The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets.  In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: The Bank of New York Mellon; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Schiff Hardin, LLP; Proxy Voting Services: Egan Jones Proxy Services, Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement.  Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential, and to limit the dissemination of, any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received, including some or all of the following: (1) agreeing not to purchase or sell any portfolio securities based on any information received; (2) agreeing not to trade against any U.S. registered Franklin or Templeton fund, including the Fund; (3) agreeing not to knowingly engage in any trading practices that are adverse to any such fund; and (4) agreeing not to trade in shares of any such fund.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities.  The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients.  Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund.  To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information, (2) is prohibited from trading on the information received, including (a) purchasing or selling any portfolio securities based on any information received; (b) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (c) knowingly engaging in any trading practices that are adverse to any such fund; and (d) trading in shares of any such fund that is substantially similar to the offshore fund, and (3) agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.  In addition, an offshore fund may release information regarding the top contributors and detractors to such fund’s portfolio performance monthly to those recipients who have executed a non-disclosure agreement containing the provisions described above, or who have confirmed electronically its agreement to such provisions.  Country-specific offshore funds that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, are not subject to the restrictions imposed by the policy.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds and commingled trusts maintained by a Franklin Templeton trust company.  In certain circumstances, such unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee.  Under such circumstances the release of portfolio holdings information to a client or potential client of the unregistered private fund may be permissible.  In circumstances where an unregistered private fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor in the private fund is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund.  Such non-disclosure agreement must provide that the investor: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in the private fund), and (2) is prohibited from trading on the information received, including (a) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (b) knowingly engaging in any trading practices that are adverse to any such fund; and (c) trading in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of the private fund.

Some F-T Managers serve as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund.  Such other funds are not subject to the Fund's portfolio holdings release policy.  The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

In addition, some F-T Managers also serve as investment managers to separate accounts, which are subject to the Fund’s policy with respect to the release of the separate account’s holdings to consultants and potential clients.  Separate accounts that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, however, are not subject to the restrictions imposed by the policy.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board.  The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review.  The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Trust has a board of trustees.  Each trustee will serve until that person resigns and/or a successor is elected and qualified.  The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities.  The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations.  The board also monitors the Fund to ensure that no material conflicts exist among share classes.  While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1985	144	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	119

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (August 2015); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015) Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/ Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	144

Hess Corporation (exploration and refining of oil and gas) (1993-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	144	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	Hess Corporation (exploration and refining of oil and gas) (1998-2013).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144

Cbeyond, Inc. (business communications provider) (2010-2012), The Southern Company (energy company) (2014 - present; previously 2010-2012) and Graham Holdings Company (education and media organization) (2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	119	None

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Gregory E. Johnson[2] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	161	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

Rupert H. Johnson, Jr.[3] (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	144	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC: and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President - AML Compliance	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid Tofigh (1972)           Vice President                           Since November  2015  Not Applicable  Not Applicable

One Franklin Parkway

San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.  These portfolios have a common investment manager or affiliated investment managers.

2. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and a major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.

The Trust's independent board members constitute the sole independent board members of 27 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $247,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust.  To the extent held, compensation may also be paid for attendance at specially held board meetings.  The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust.  Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust.  John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $50,000 per year, a portion of which is allocated to the Trust.  Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting.  The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($) [1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	11,363	493,000	41
Mary C. Choksi	8,292	82,750	27
Sam Ginn[4]	9,532	303,000	N/A
Edith E. Holiday	11,437	532,000	41
J. Michael Luttig	11,437	509,000	41
Frank A. Olson	11,363	493,000	41
Larry D. Thompson	11,437	509,000	41
John B. Wilson	12,357	394,000	27

1. For the fiscal year ended June 30, 2015.

2. For the calendar year ended December 31, 2014.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments.  This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

4. Resigned April 30, 2015.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee.  No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments.  Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals.  In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member.  Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members.  In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2014.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Mary C. Choksi	None	None
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000

Board committees  The board maintains two standing committees: the Audit Committee and the Nominating Committee.  The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls.  The Audit Committee is comprised of the following independent trustees of the Trust: Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson.  The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Frank A. Olson, Larry D. Thompson and John B. Wilson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below).  To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates.  The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust.  A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act); and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended June 30, 2015, the Audit Committee met four times; the Nominating Committee met twice.

Board role in risk oversight  The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel.  These reports address certain investment, valuation and compliance matters.  The board also may receive special written reports or presentations on a variety of risk issues, either upon the board’s request or upon the investment manager’s initiative.  In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund.  In addition, the portfolio managers of the Fund meet regularly with the boards to discuss portfolio performance, including investment risk.  To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change.  To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments.  In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value.  Such reports also include information concerning illiquid securities within the Fund’s portfolio.  The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities.  In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  In accordance with SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board.  The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level.  Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure  Seventy-five percent or more of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act.  While the Chairman of the Board is an interested person, the board is also served by a lead independent board member.  The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members.  The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed.  It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications  Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond.  In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations.  The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund’s board.  As indicated, Harris J. Ashton and Frank A. Olson have each served as chief executive officers of New York Stock Exchange listed public corporations; Larry D. Thompson and Edith E. Holiday have legal backgrounds, including high level legal positions with departments of the U.S. government; John B. Wilson has served as chief operating officer of a New York Stock Exchange listed public corporation, as well as chief financial officer of a NASDAQ listed public corporation; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Fair Valuation and Liquidity

The Fund's board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained.  The Fund's administrator has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations.  The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities.  The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies.  The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board.  The investment manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Management and Other Services

Investment manager and services provided  The Fund's investment manager is Franklin Advisers, Inc.  The investment manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries.  Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell.  The investment manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites.  The investment manager also selects the brokers who execute the Fund's portfolio transactions.  The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities.  To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The investment manager and its affiliates manage numerous other investment companies and accounts.  The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund.  Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund.  The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws.  Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures.  The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics.  The code of ethics is on file with, and available from, the SEC.

Management fees     The Fund pays the investment manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $7.5 billion;
  0.440% of the value of net assets over $7.5 billion and not over $10 billion;
  0.430% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion; and
  0.360% of the value of net assets in excess of $20 billion.

 The fee is calculated daily and payable at the request of the investment manager according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

The Fund was created as part of the reorganization of the Predecessor Fund into the Fund.  Prior to the reorganization, the Predecessor Fund was managed by Franklin Advisers, Inc., pursuant to the above fee schedule.  However, for the Predecessor Fund, the fee was calculated daily and payable at the request of the investment manager according to the terms of the management agreement.

For the last three fiscal years ended June 30, the Predecessor Fund paid the following management fees:

	Management Fees Paid ($)
	2015	2014	2013
Predecessor Fund[1]	12,399	49,078	494,172

1. For the fiscal years ended June 30, 2015, 2014 and 2013, management fees, before any advance waiver totaled $3,210,689, $3,295,255 and $3,141,426.  Under an agreement by the investment manager to waive or limit its fees, the Predecessor Fund paid management fees shown.

Portfolio managers     This section reflects information about the portfolio managers as of June 30, 2015.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed (x $1 million)	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1million)[2]
Christopher Sperry	3	16,887.0	0	N/A	0	N/A
John Bonelli	2	967.0	0	N/A	0	N/A

1. These figures represent registered investment companies other than the Fund that is included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund but does not include performance based compensation.  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund.  As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof.  As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.  As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.  However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts.  The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest.  A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines.  Portfolio managers are provided no financial incentive to favor one fund or account over another.  Each portfolio manager’s compensation consists of the following three elements:

Base salary     Each portfolio manager is paid a base salary.

Annual bonus     Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders.  Each portfolio manager is eligible to receive an annual bonus.  Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders.  The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines.  The following factors are generally used in determining bonuses under the plan:

  Investment performance.  Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance.  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds.  Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Christopher Sperry	None
John Bonelli	None

Administrator and services provided     Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund.  FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees     The investment manager pays FT Services a monthly fee equal to an annual rate of:

  0.150% of the Fund's average daily net assets up to and including $200 million;
  0.135% of average daily net assets over $200 million, up to and including $700 million;
  0.100% of average daily net assets over $700 million, up to and including $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

For the last three fiscal years ended June 30, the investment manager paid FT Services the following administration fees with regard to services performed in connection with the administration of the Predecessor Fund:

	Administration Fees Paid ($)
	2015	2014	2013
Predecessor Fund	917,356	939,195	895,075

Shareholder servicing and transfer agent     Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent.  Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.  Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts.  The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system.  In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients.  Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian     The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Independent Registered Public Accounting Firm     PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm.  The independent registered public accounting firm audits the financial statements included in the Fund's Annual Report to shareholders.

Portfolio Transactions

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs.  The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.  Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.  The Fund seeks to obtain prompt execution of orders at the most favorable net price.  Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities.  The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms.  The receipt of these products and services does not reduce the investment manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold.  In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned.  In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended June 30, the Predecessor Fund did not pay any brokerage commissions.  As of June 30, 2015, the Predecessor Fund did not own securities of its regular broker-dealers.

Distributions and Taxes

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s prospectus.  No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (Code), and applicable regulations in effect on the date of this SAI.  Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.  Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Distributions  The Fund intends to declare income dividends from its net investment income each day that its net asset value is calculated and pay them monthly.  Capital gains, if any, may be paid at least annually.  The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the Board’s discretion.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.  Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash.  Distributions declared in December to shareholders of record in such month and paid in January are treated as if they were paid in December.

Distributions of net investment income.  The Fund receives income generally in the form of interest on its investments.  This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you.  This net investment income may either be tax-exempt or taxable when distributed to you.

Exempt-interest dividends.  By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you.  These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), these dividends also may be exempt from California's personal income tax.  Income from municipal securities of other states generally does not qualify as tax-free in California.  Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California.

Corporate shareholders should be advised that these personal income tax rules may not apply to them and that these exempt-interest dividends may be taxable for state franchise or income tax reporting.

Taxable income dividends.  The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds.  If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income.  Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

Distributions of capital gains  The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income.  Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund.  Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are taxable at the reduced long-term capital gains rates.  For individuals in the 10% and 15% federal income tax brackets, the long-term capital gains tax rate is 0%.  For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers).  An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital.  If the Fund's distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you.  A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares.  Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.  In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter.  The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains.  The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%).  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Information on the amount and tax character of distributions  The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.  This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income, or interest income that is a tax preference item when determining your federal alternative minimum tax.  If you have not owned your Fund shares for a full year, the Fund may report to shareholders and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

Avoid "buying a dividend"      At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed taxable income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares a distribution of taxable income or capital gains is sometimes known as “buying a dividend.”  For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company  The Fund intends to elect and qualify as a regulated investment company under Subchapter M of the Code for its current fiscal year.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement.  The Fund must distribute an amount equal to the sum of at least 90% of its net tax-exempt income and 90% of its investment company taxable income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement.  The Fund must derive at least 90% of its gross income from interest, certain payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived from its business of investing in such securities.

Asset diversification test.  The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance.  In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.  Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance.  In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers  The capital losses of the Fund, if any, do not flow through to shareholders.  Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses.  If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely, subject to certain limitations, to reduce any future capital gains realized by the Fund in succeeding taxable years.

Excise tax distribution requirements     To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98.2% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years.  Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income.  For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, the Fund may calculate its earnings and profits without regard to such net capital loss in order to make its required distribution of capital gain net income for excise tax purposes.  The Fund also may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss” includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.  The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property).  The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.  Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.  The Fund may only elect to treat any post-October capital loss, specified gains and specified losses incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains.  The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts.  “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income.  Investment income does not include exempt interest dividends.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  Any liability for this additional Medicare tax is reported by you on, and paid with, your federal income tax return.

Sales of Fund shares  Sales and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes.  If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, you are required to report any gain or loss on your sale or exchange.  If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.  Under current law, shares held one year or less are short-term and shares held more than one year are long-term.  The conversion of shares of one class into another class of the same fund is not a taxable exchange for federal income tax purposes.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Sales at a loss within six months of purchase.  If you sell or exchange Fund shares that you owned for six months or less:

  any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

However, the loss disallowance rule for exempt-interest dividends will not apply to any loss incurred on a redemption or exchange of shares of a fund that declares dividends daily and distributes them at least monthly for which your holding period begins after December 22, 2010.

Wash sales.  All or a portion of any loss that you realize on the sale or exchange of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale or exchange.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

  In your original purchase of Fund shares, you paid a sales charge and received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Reportable transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting  The Fund is required to report the cost basis of Fund shares sold or exchanged to you and the IRS annually.  The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code.  The difference between the selling price and the cost basis of Fund shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares.  Capital gains and losses on the sale or exchange of Fund shares are generally taxable transactions for federal and state income tax purposes.

Shares acquired on or after January 1, 2012.  Cost basis reporting is required for Fund shares that are acquired by purchase, gift, inheritance or other transfer on or after January 1, 2012 (referred to as “covered shares”), and subsequently sold or exchanged on or after that date.  Cost basis reporting does not apply to sales or exchanges of shares acquired before January 1, 2012, or to shares held in money market funds that maintain a stable $1 net asset value and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods.  Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method.  Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares.  The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund.  However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction.  An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot.  Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account.  If you do not provide an adequate identification the Fund is required to use the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method.  In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Important limitations regarding cost basis information.  The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually.  However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you.  Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided with respect to covered or noncovered shares, and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns.  Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting.  For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton Investments at (800) DIAL BEN/342-5236.  Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding     Tax laws require that you certify your tax information when you become an investor in the Fund.  For U.S. citizens and resident aliens, this certification is made on IRS Form W-9.  Under these laws, the Fund must withhold a portion of your distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

If you fail to meet any of these certification requirements, you will be subject to federal backup withholding at a rate of 28% on any reportable payments that you receive from the Fund, including any exempt-interest dividends (even though this income is not subject to regular federal income tax), taxable ordinary and capital gain dividends, and any redemption proceeds on the sale of your Fund shares.  State backup withholding may also apply.

The Fund must also withhold if the IRS instructs it to do so.  When federal backup withholding is required, the amount will be 28% of any reportable payments that you receive from the Fund.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.

Reclassification risk  The IRS has announced that holders of tax-exempt securities (i.e., a security issued as paying tax-exempt interest income) such as the Fund have certain risks if the securities were issued in connection with abusive transactions, refinancing irregularities, or the misuse of proceeds from the security offering.  While the Fund endeavors to purchase only bona fide tax-exempt securities there are risks that: (a) a tax-exempt security may be reclassified by the IRS, or a state tax authority, as paying taxable interest income instead and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free.  These events may create taxable income for the Fund and its shareholders and the Fund may be required to send to you and file with the IRS and state tax authorities information returns for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends.  On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.  In addition, such reclassifications or actions could cause the value of the security, and therefore the value of the Fund’s shares, to decline.

Qualified dividends and the corporate dividends-received deduction     Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none of its income dividends will be qualifying dividend income or dividends eligible for the corporate dividends-received deduction.

Investment in complex securities     The Fund’s investment in certain complex securities could subject it to one or more special tax rules (including, but not limited to, the wash sale rules), which may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments to the holding periods of the Fund’s securities.  These rules, therefore, could affect the amount, timing and/or tax character of the Fund’s distributions to shareholders.  Moreover, because the tax rules applicable to complex securities are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

In general.  Gain or loss recognized by the Fund on the sale or other disposition of municipal bonds and other portfolio investments will generally be capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction.  Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Debt obligations purchased at a discount.  Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently.  Fund distributions of accrued market discount on municipal bonds, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits.

Debt obligations issued at a discount.  If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year.  Fund distributions from accruals of original issue discount on municipal bonds are generally taxable to shareholders as exempt-interest dividends to the extent of the Fund’s earnings and profits.  The Fund’s investment in such securities issued at a discount may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default.  The Fund may also hold obligations that are at risk of or in default.  Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Treatment of private activity bond interest  Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code.  Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal or corporate tax position.  Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

Generally, exempt-interest dividends derived from interest on certain tax-exempt private activity bonds is considered an item of tax preference includable in the alternative minimum taxable income of both non-corporate and corporate taxpayers.  However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.

Effect on taxation of social security benefits; denial of interest deduction.  Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax.  Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund.

State income taxes  Some state tax codes adopt the Code through a certain date.  As a result, such conforming states may not have adopted the version of the Code that contains either the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date.  Other states may have adopted an income or other basis of tax that differs from the Code.

The information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax.  Under the current California Revenue and Taxation Code, certain funds are required to report tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to his or her investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes.  Franklin Templeton Investments provides tax information on franklintempleton.com (under the Tax Center) regarding tax-exempt income by jurisdiction and U.S. government interest to assist shareholders with the preparation of their state income tax returns.  Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors  Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general.  The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends.  An exemption from this withholding tax is provided for exempt interest dividends and capital gain dividends paid by the Fund from its net long-term capital gains, unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  However, notwithstanding such exemptions from U.S. withholding at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain distributions.  Dividends reported by the Fund to shareholders as a distribution from net long-term capital gains (a capital gain dividend) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends for non-U.S. investors.  The prior exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired.  With respect to taxable years of the Fund that began before January 1, 2015, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains were not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  Similarly, with respect to taxable years of the Fund that began before January 1, 2015, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources were not subject to U.S. withholding tax.  “Qualified interest income” included, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

As of the date of this SAI, it is currently unclear whether Congress will extend these exemptions to taxable years of a fund beginning on or after January 1, 2015, or what the terms of any such extension would be, including whether such extension would have retroactive effect.  However, even if reinstated, it may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain dividends.  Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income.  Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate.  However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax.  An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S.  Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate.  The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate.  For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount.  Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax.  The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors.  Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 28% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States.  To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty.  A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year.  In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.  Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Foreign Account Tax Compliance Act  Under the Foreign Account Tax Compliance Act (FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on the following payments or distributions made by the Fund: (a) income dividends (other than exempt interest dividends), (b) after December 31, 2016, certain capital gain distributions and return-of-capital distributions, and (c) after December 31, 2018, the gross proceeds from the redemption or exchange of Fund shares paid by the Fund.  The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS.  The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements.  The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report information either (i) to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights and Principal Holders

The Fund is a newly formed diversified series of Franklin California Tax-Free Trust (Trust), an open-end management investment company, commonly called a mutual fund.  The Trust was originally organized as a Massachusetts business trust on July 18, 1985, was reorganized effective November 1, 2007, as a Delaware statutory trust and is registered with the SEC.

The Fund currently offers two classes of shares: Class A1 and Advisor Class.  Class A1 is only available for purchase by former shareholders of the Predecessor Fund who (i) received Class A1 shares in connection with its reorganization into the Fund, (ii) continue to remain shareholders of the Fund and, (iii) are either (a) clients of discretionary investment allocation programs where such programs had investments in the Predecessor Fund immediately prior to the reorganization, or (b) employer sponsored retirement plans or benefit plans and their participants where the Predecessor Fund was available to participants immediately prior to the reorganization. Class A1 shares will not be available to new investors.

Shares of each class represent proportionate interests in the Fund's assets.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  Additional series may be offered in the future.

The Trust has noncumulative voting rights.  For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board.  If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings.  The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of the date of this SAI, the Fund had not yet commenced operations and has no shareholders.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors).  A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund.  This reference is for convenience only and does not indicate a legal conclusion of capacity.  Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.  If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer.  Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

The Fund and other U.S. registered investment companies within the Franklin Templeton Investments fund complex are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions.  The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject.  Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction.  Shares of the Fund may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof.  Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents.  If an investor becomes a Canadian resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA).  The shares offered by this prospectus may not be directly or indirectly offered or distributed in any such country.  If an investor becomes an EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars.  We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.  We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Investment by asset allocators and large shareholders  The Fund may experience adverse effects when certain large shareholders including other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas) and asset allocators (who make investment decisions on behalf of underlying clients), purchase or redeem large amounts of shares of the Fund.  Large shareholder redemptions and fund share purchases may occur particularly during times of overall market turmoil or price volatility.

Large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so.  Large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.  In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

When experiencing such purchases and redemptions by large shareholders, the Fund may restrict or reject trading activity in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus.

Initial sales charges     There is no initial sales charge for Class A1 and Advisor Class of the Fund.

Dealer and financial intermediary compensation     Securities dealers may at times receive the entire sales charge.  A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.  Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Marketing support payments.  Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds.  A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer.  Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.  Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events.  These payments may vary depending upon the nature of the event.  Distributors will, on an annual basis, determine whether to continue such payments.  In the case of any one dealer, marketing support payments will generally not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that dealer, on an annual basis.  For a dealer exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to marketing support payments up to 0.06% of such assets, on an annual basis.  Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers.  Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about Franklin Templeton funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting.  A financial intermediary may perform the services itself or may arrange with a third party to perform the services.  In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton equity or fixed income mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.  Distributors will, on an annual basis, determine whether to continue such payments.

Consistent with the provisions and limitations set forth in its distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Management and Other Services - Shareholder servicing and transfer agent” above.

As noted below, Distributors may provide additional compensation to dealers and financial intermediaries, including dealers and financial intermediaries not listed below, related to transaction support and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds.

The following list includes FINRA member firms (or, in some instances, their respective affiliates) that, as of March 31, 2015, Distributors anticipates will receive marketing support payments.  Any firm indicated by an asterisk is eligible to receive marketing support payments up to a limit of 0.06% of the total assets of Franklin Templeton mutual funds attributable to that firm, on an annual basis.  In addition to member firms of FINRA, Distributors also makes marketing support payments, and Distributors’ non-fund affiliates may make administrative services payments, to certain other financial intermediaries, such as banks, insurance companies, and plan administrators, that sell fund shares or provide services to Franklin Templeton funds and shareholders.  These firms may not be included in this list.  You should ask your financial intermediary if it receives such payments.

ADP Retirement Services, American Portfolios Financial Services, Inc., American United Life Insurance Company, Ameriprise Financial Services, Inc., Ascensus, Inc., AXA Advisors, LLC, B.C. Ziegler and Company, BBVA Compass Investment Solutions, Inc., Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., CCO Investment Services Corp., Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets Inc., Commonwealth Financial Network, CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Daily Access Corporation, Edward D. Jones & Co., L.P. (dba Edward Jones)*, Empower Retirement, ePlan Services, Inc., Fidelity Brokerage Services LLC, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., First Allied Securities, Inc., First Command Financial Planning, Inc., FSC Securities Corporation, Goldman, Sachs & Co., IFC Holdings Inc. D/B/A INVEST Financial Corporation, Investment Centers of America, Inc., Investors Capital Corp., J.J.B. Hilliard, W.L. Lyons LLC, J.P. Morgan Securities LLC, J.P. Turner & Company LLC, Janney Montgomery Scott LLC, John Hancock Distributors LLC, Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company LLC, LPL Financial LLC, M&T Securities, Inc., Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley Smith Barney LLC (dba Morgan Stanley), MSCS Financial Services LLC, National Planning Corporation, Nationwide Financial Services, Inc., New York Life Retirement Plan Services, Newport Retirement Services, Inc., Northwestern Mutual Investment Services, LLC, PFS Investments Inc., PNC Investments LLC, Principal Financial Group, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets LLC, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Santander Securities LLC, Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., SunTrust Banks Inc., SunTrust Investment Services, Inc., TD Ameritrade Trust Company, Teachers Insurance and Annuity Association of America, TFS Securities, Inc., The Huntington Investment Company, The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, Transamerica Retirement Solutions Corporation, UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., USI Consulting Group, Voya Financial Advisors, Inc., Voya Institutional Plan Services LLP, Wells Fargo Advisors, LLC and Woodbury Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments.  The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one-time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

Other payments.  From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund.  Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events.  These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers.  Invitation to these meetings is not conditioned on selling a specific number of shares.  Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered.  To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA.  Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans.  Investor Services does not seek reimbursement by the Fund for such payments.

Exchange privilege  If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund.  Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions.  On the other hand, increased use of the exchange privilege may result in periodic large inflows of money.  If this occurs, it is the Fund’s general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately.  This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale.  The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day.  The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Systematic withdrawal plan  Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis.  The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.  There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month.  If that day falls on a weekend or holiday, we will process the redemption on the next business day.  When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date.  Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund.  This is especially likely to occur if there is a market decline.  If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.  Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment.  The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind  The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period.  This commitment is irrevocable without the prior approval of the SEC.  In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund.  In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash.  The Fund does not intend to redeem illiquid securities in kind.  If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates  We will credit your shares to your Fund account.  We do not issue share certificates unless you specifically request them.  This eliminates the costly problem of replacing lost, stolen or destroyed certificates.  If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan.  The certificates should be properly endorsed.  You can do this either by signing the back of the certificate or by completing a share assignment form.  For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information  If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions.  The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed.  Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.  The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge.  If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible.  By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law.  Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts.  An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution.  Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date.  These sub-accounts may be registered either by name or number.  The Fund's investment minimums apply to each sub-account.  The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund.  If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion.  Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.  Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.  Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services.  For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE.  If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate.  When such Claims are identified, the investment manager will cause the Fund to file proofs of claim.  Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions.  The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions.  In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares.  Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Predecessor Fund's Class A shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended June 30:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2015
Predecessor Fund	7,424	0	7,424
2014
Predecessor Fund	813	0	813
2013
Predecessor Fund	1,486	0	1,486]

Performance

Performance quotations are subject to SEC rules.  These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC.  Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares, current yield quotations used by the Fund.  An explanation of these and other methods used by the Fund to compute or express performance follows.  Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes  Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value.  The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value.  The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.  If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions  Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions.  The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value.  The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences.  If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains).  The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.  Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital).  The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.  Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.  Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation).

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares  Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares.  The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value.  The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares.  If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains).  The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.  Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital).  The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.  Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax.  Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption.  In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment.  Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law.  The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions.  Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment.  The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.  Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date.  Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation).

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return     Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield     Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

This SEC standardized yield reflects an estimated yield to maturity for each obligation held by the Fund which takes into account the current market value of the obligation and may reflect some judgments as to the ultimate realizable value of the obligation. This SEC standardized yield should be regarded as an estimate of the Fund's current rate of investment income, and it may not equal the Fund's actual income dividend distribution rate, the income paid to a shareholder's account or the income reported in the Fund's financial statements.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Taxable-equivalent yield  The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield.  Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes.  The Fund expects updates may be necessary as tax rates are changed by federal and state governments.  The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases.  Therefore, the details of specific tax increases may be used in sales material for the Fund.

Current distribution rate  Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders.  Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate.  The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price.  The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate.  The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund.

Volatility  Occasionally statistics may be used to show the Fund's volatility or risk.  Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index.  One measure of volatility is beta.  Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests.  A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market.  Another measure of volatility or risk is standard deviation.  Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time.  The idea is that greater volatility means greater risk undertaken in achieving performance.

From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes.  The Fund expects updates may be necessary as tax rates are changed by federal and state governments.  The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases.  Therefore, the details of specific tax increases may be used in sales material for the Fund.

Other performance quotations  Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments.  Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals.  The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education.  (Projected college cost estimates are based upon current costs published by the College Board.)  The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program.  Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets.  Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts.  In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing.  The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later.  In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization.  Together, Franklin Templeton Investments has, as of July 31, 2015, over $854 billion in assets under management for more than 3 million U.S. based mutual fund shareholder and other accounts.  Franklin Templeton Investments offers 127 U.S. based open-end investment companies to the public.  The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Under current federal and state income tax laws, municipal securities remain one of the few investments offering the potential for tax-free income.  In 2015, the tax cost of a fully taxable investment could reach $51.07 on every $100 of investment earnings.  This is based on the highest federal personal income tax rate of 43.4% and the highest combined state and local personal income tax rate of 12.7%.  The combined tax rate of 51.07% assumes a federal income tax deduction for the full amount of the state and local income taxes.  Federal and state income tax rates are as of June 12, 2015, and are subject to change as federal and state legislatures search for new revenue to meet expected budget shortfalls.  Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity.  An investment in a Franklin tax-free fund may provide you with the potential to earn income free from regular federal income tax and, depending on the fund and your state of residence, state and local tax as well, while supporting state and local public projects.  A portion, or a small portion, of the tax-free funds’ income dividends may be subject to the federal alternative minimum tax.  Franklin tax-free funds may also provide tax-free compounding when tax-free income is reinvested.  An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.  Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls.  Tax-free compounding may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies.  The market price of municipal securities, however, may fluctuate.  This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE.  While many of them have similar investment goals, no two are exactly alike.  Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Municipal Bond Ratings

Moody's

Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets.  As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.  The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.  It is important that users of Moody's ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, finances, governance and covenants.  Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(*): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.  These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches.  Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note:  Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

S&P®

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories.  However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest degree of speculation.  While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

D: An obligation rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional.  Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project.  This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

Municipal Note Ratings

Moody's

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.  Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality.  Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

S&P®

New municipal note issues due in three years or less, will usually be assigned the ratings below.  Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest.  Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments.  These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted.  Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations.  However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation.  However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default.  The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

State Tax Treatment

The following information on the state income tax treatment of dividends from the Fund is for general information only and is not tax advice.  You may be subject to local taxes on dividends and/or the value of your shares.  Shareholders should consult their tax advisors before making an investment in the Fund.  Except where otherwise noted, the information pertains to individual state income taxation only.  Corporations, trusts, estates and other entities may be subject to income, franchise and other local taxes on their investments in the Fund.  For some investors, all or a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.  In addition, interest on indebtedness incurred to carry tax-exempt obligations and expenses incurred in the production of such tax-exempt income may reduce the amount of income excluded from taxation (or be required to be added to the tax base) in some states.

California     Distributions of exempt-interest dividends will be exempt from California's personal income tax to the extent that they are derived from interest on obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam) (“California exempt-interest dividends”), provided that (i) the dividends do not exceed the amount of interest (reduced by certain non-deductible expenses) received by the Fund during its taxable year on obligations that, when held by an individual, the interest therefrom is exempt from taxation by California, (ii) the Fund properly designates the dividends as California exempt-interest dividends in a written notice mailed to shareholders, and (iii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California.  To the extent the Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the Fund’s tax-exempt interest that is not derived from obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations, they will constitute taxable income for California personal income tax purposes.  Capital gain dividends paid by the Fund are treated as capital gains which are taxed at ordinary income tax rates for California personal income tax purposes.  Effective January 1, 2010, residents of California may be subject to backup withholding at 7% on the proceeds from the sale of Fund shares.  Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California.

Distributions from the Fund, including distributions of California exempt-interest dividends, may be taxable to shareholders that are subject to certain provisions of the California Corporation Tax Law.  Shareholders that are subject to other California state or local taxes should consult their tax advisers regarding the application of such taxes to their investment.

FRANKLIN CALIFORNIA TAX-FREE TRUST

FILE NOS. 002-99112 &

811-04356

PART C

OTHER INFORMATION

Item 28. Exhibits

The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a)	Agreement and Declaration of Trust

(i)

Agreement and Declaration of Trust of Franklin California Tax-Free Trust, a Delaware Statutory Trust, dated October 18, 2006

Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 26, 2007

(ii)

Certificate of Trust of Franklin California Tax-Free Trust, a Delaware Statutory Trust, dated October 18, 2006

Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 26, 2007

(b)	By-Laws

(i)

By-Laws of Franklin California Tax-Free Trust, a Delaware Statutory Trust, effective October 18, 2006

Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 26, 2007

(c)	Instruments Defining Rights of Security Holders

(i) Agreement and Declaration of Trust
(a) Article III, Shares
(b) Article V, Shareholders’ Voting Powers and Meetings
(c) Article VI, Net Asset Value, Distributions, Redemptions and Transfers
(d) Articles VIII, Certain Transactions – Section 4
(e) Articles X, Miscellaneous – Section 4

(ii) By-Laws
(a) Article II, Meetings of Shareholders
(b) Article VI, Records and Reports – Section 1, 2 and 3
(c) Article VII, General Matters: - Sections 3, 4,6 and 7
(d) Articles VIII, Amendment – Section 1

(iii) Part B: Statement of Additional Information Item 22

(d)	Investment Advisory Contracts

(i)

Investment Management Agreement between Registrant, on behalf of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund, and Franklin Advisers, Inc. dated November 1, 2007

Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2008

(ii)

Addendum dated January 1, 2008 to the Investment Management Agreement between Registrant, on behalf of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund, and Franklin Advisers, Inc. dated November 1, 2007

Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2008

(iii) Form of Investment Management Agreement between Registrant, on behalf of Franklin California Ultra-Short Tax-Free Income Fund, and Franklin Advisers, Inc.

(e)	Underwriting Contracts

(i)

Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated January 1, 2011

Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2011

(ii)

Forms of Selling Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated May 1, 2010

Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: August 27, 2010

(f)	Bonus or Profit Sharing Contracts

Not Applicable

(g)	Custodian Agreements

(i)

Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Registrant: Franklin New York Tax-Free Trust

Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A

File No. 033-07785

Filing Date: March 1, 1996

(ii)

Amendment dated May 7, l997 to the Master Custody Agreement dated February 16, 1996 between Registrant and The Bank of New York Mellon

Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 30, 1997

(iii)

Amendment dated February 27, 1998, to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: August 21, 1998

(iv)

Amendment dated September 24, 2015 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 41 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 26, 2015

(v)

Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Registrant: Franklin New York Tax-Free Trust

Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A

File No. 033-07785

Filing Date: March 1, 1996

(vi)

Amended dated September 24, 2015 to Exhibit A of the Terminal Link Agreement between the Registrant and the Bank of New York Mellon dated as of February 16, 1996

Filing: Post-Effective Amendment No. 41 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 26, 2015

(h)	Other Material Contracts

(i)

Amended and Restated Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated May 1, 2014

Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 24, 2014

(ii)

Amended and Restated Transfer Agent and Shareholder Services Agreement between the Registrant and Franklin Templeton Investor Services, LLC dated June 1, 2014

Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 24, 2014

(iii) Form of Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC, on behalf of Franklin California Ultra-Short Tax-Free Income Fund

(i)	Legal Opinion

(i) Legal Opinion dated October 26, 2007 Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A File No. 002-99112 Filing Date: October 26, 2007

(ii) Opinion and Consent of Counsel dated October 23, 2015, on behalf of Franklin California Ultra-Short Tax-Free Income Fund

(j)	Other Opinions

(i) Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements

Not Applicable

(l)	Initial Capital Agreements

(i) Letter of Understanding dated April 12, 1995 Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A File No. 002-99112 Filing Date: April 21, 1995

(m)	Rule 12b-1 Plan

(i)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2009

(ii)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2009

(iii)

Amended and Restated Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc. dated July 9, 2009

Filing: Post-Effective Amendment No. 34 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 29, 2013

(n)	Rule 18f-3 Plan

(i)

Multiple Class Plan on behalf of Franklin California Intermediate-Term Tax-Free Income Fund dated April 15, 2008

Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2008

(ii)

Multiple Class Plan on behalf of Franklin California Insured Tax-Free Income Fund dated April 15, 2008

Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2008

(iii) Form of Multiple Class Plan on behalf of Franklin California Ultra-Short Tax-Free Income Fund

(p)	Code of Ethics

(i) Code of Ethics dated May 1, 2013 Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A File No. 002-99112 Filing Date: October 24, 2014

(q)	Power of Attorney

(i) Power of Attorney dated June 13, 2013 Filing: Post-Effective Amendment No. 36 to Registration Statement on Form N-1A File No. 002-99112 Filing Date: October 25, 2013

(ii) Power of Attorney dated October 1, 2014 – Mary C. Choksi Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A File No. 002-99112 Filing Date: October 24, 2014

Item 29.    Persons Controlled by or Under Common Control with Fund

None

Item 30.    Indemnification

The Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Investment Adviser

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's investment manager, also serve as officers and/or trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.    Principal Underwriters

a)    Franklin/Templeton Distributors, Inc. (Distributors) also acts as principal underwriter of shares of:

Franklin Alternative Strategies Fund

Franklin California Tax-Free Income Fund

Franklin Custodian Funds

Franklin ETF Trust

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Municipal Securities Trust

Franklin Mutual Series Funds

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton Global Trust

Franklin Templeton International Trust

Franklin Templeton Money Fund Trust

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Opportunities Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

(b) The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 008-05889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33.    Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Trust at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder service agent, Franklin Templeton Investor Services, LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 34.    Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.    Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of October, 2015.

FRANKLIN CALIFORNIA TAX-FREE TRUST

(Registrant)

By:   /s/Karen L. Skidmore_

      Karen L. Skidmore

Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

CHRISTOPHER J. MOLUMPHY*

Christopher J. Molumphy	Chief Executive Officer-Investment Management Dated: October 28, 2015

LAURA F. FERGERSON*

Laura F. Fergerson	Chief Executive Officer-Finance and Administration Dated: October 28, 2015

GASTON GARDEY*

Gaston Gardey	Chief Financial Officer and Chief Accounting Officer Dated: October 28, 2015

HARRIS J. ASHTON* Harris J. Ashton	Trustee Dated: October 28, 2015

MARY C. CHOKSI* Mary C. Choksi	Trustee Dated: October 28, 2015

EDITH E. HOLIDAY*

Edith E. Holiday	Trustee Dated: October 28, 2015

GREGORY E. JOHNSON* Gregory E. Johnson	Trustee Dated: October 28, 2015

RUPERT H. JOHNSON, JR.*	Trustee
Rupert H. Johnson, Jr.	Dated: October 28, 2015

J. MICHAEL LUTTIG* J. Michael Luttig	Trustee Dated: October 28, 2015

FRANK A. OLSON*	Trustee
Frank A. Olson	Dated: October 28, 2015

LARRY D. THOMPSON*	Trustee
Larry D. Thompson	Dated: October 28, 2015

JOHN B. WILSON*

John B. Wilson

Trustee Dated: October 28, 2015

*By /s/ Karen L. Skidmore__

Karen L. Skidmore, Attorney-in-Fact

(Pursuant to Power of Attorney previously filed)

FRANKLIN CALIFORNIA TAX-FREE TRUST

REGISTRATION STATEMENT

EXHIBITS INDEX

The following exhibits are attached:

EXHIBIT NO.	DESCRIPTION

EX-99.(d)(iii)	Form of Investment Management Agreement between Registrant, on behalf of Franklin California Ultra-Short Tax-Free Income Fund, and Franklin Advisers, Inc.

EX-99.(h)(iii)	Form of Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC, on behalf of Franklin California Ultra-Short Tax-Free Income Fund

EX-99.(i)(ii)	Opinion and Consent of Counsel dated October 23, 2015 on behalf of Franklin California Ultra-Short Tax-Free Income Fund

EX-99.(j)(i)	Consent of Independent Registered Public Accounting Firm

EX-99.(n)(iii)	Form of Multiple Class Plan on behalf of Franklin California Ultra-Short Tax-Free Income Fund